SCHEDULE 14A INFORMATION
DEFINITIVE NOTICE AND PROXY STATEMENT
PURSUANT TO SECTION 14(A) OF THE
SECURITIES EXCHANGE ACT OF 1934

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National HealthCare Corporation
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NATIONAL HEALTHCARE CORPORATION
NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD MAY 3, 2005
4:00 PM CDT

To Our Shareholders:

We cordially invite you to attend the Annual Meeting of the Shareholders (the "Meeting") of National HealthCare Corporation ("NHC" or the "Company"). The Meeting will be held at the Center for the Arts, 110 W. College Street, Murfreesboro, Tennessee on Tuesday, May 3, 2005, at 4:00 p.m. CDT, for the following purposes:

1. To re-elect two directors and elect a new director; and

2. To ratify the implementation of the 2005 Stock Option, Employee Stock Purchase, Physician Stock Purchase and Stock Appreciation Rights Plan (the "2005 Stock Option Plan"), pursuant to which 1,200,000 shares will be available to grant for stock options, employee stock purchase plan needs and physician stock purchase plan needs; and

3. To ratify the implementation of the 2004 Non-Qualified Stock Option Plan ("The 2004 Plan") pursuant to which 500,000 shares were granted in March 2004, which exceeded the number of options available for granting under the shareholder approved 2002 Stock Option Plan; and

4. To ratify the Audit Committee's selection of BDO Seidman, LLP as independent auditors for the year ending December 31, 2005; and

5. To transact such other business as may properly come before the meeting or any continuances of it.

The nominees for re-election as directors are W. Andrew Adams and Ernest G. Burgess, III. They currently serve as directors of the Company. The nominee for election as a new director is Emil E. Hassan.

The Board of Directors (the "Board") has fixed the close of business on Friday, March 4, 2005 as the record date (the "Record Date") for the determination of shareholders who are entitled to vote at the Meeting, including any continuances. We encourage you to attend the Meeting. Whether you are able to attend or not, we urge you to indicate your vote on the enclosed proxy card:

FOR re-election of Messrs. Adams and Burgess and election of Mr. Hassan as directors; and

FOR ratification of the 2005 Stock Option Plan; and

FOR ratification of The 2004 Plan; and

FOR ratification of the Audit Committee's selection of BDO Seidman, LLP as independent auditors for the year ending December 31, 2005.

Please sign, date, and return the proxy card promptly in the enclosed envelope. If you attend the Meeting, you may vote in person even if you have previously mailed a proxy card.

March 25, 2005	Richard F. LaRoche, Jr.
Murfreesboro, Tennessee	Director

NATIONAL HEALTHCARE CORPORATION
100 Vine Street, Suite 1400
Murfreesboro, Tennessee 37130
------------------------------
PROXY STATEMENT
-----------------------------
ANNUAL MEETING OF THE SHAREHOLDERS
TO BE HELD MAY 3, 2005

The accompanying proxy is solicited by NHC's Board to be voted at the Annual Meeting of the Shareholders (the "Meeting") to be held on Tuesday, May 3, 2005, commencing at 4:00 p.m. CDT and at any continuances of the Meeting. The Meeting will be held at the Center for the Arts, 110 W. College Street, Murfreesboro, Tennessee. It is anticipated that this proxy material will be mailed on or before March 25, 2005, to all shareholders of record on March 4, 2005 (the "Record Date").

A copy of the Annual Report on Form 10-K for the Company for the year ended December 31, 2004, including audited financial statements, is enclosed.

You have the power and right to revoke the proxy at any time before it is exercised. A proxy may be revoked by filing with the Secretary of the Company (i) a written revocation or (ii) your proxy with a later date than the prior proxy. Furthermore, if you attend the Meeting, you may elect to vote in person, thereby canceling the proxy.

How We Count the Votes

* Shares of common stock represented in person or by proxy at the Meeting (including shares which abstain or do not vote with respect to one or more of the matters presented at the Meeting) will be tabulated by the Company's Secretary who will determine whether or not a quorum is present.

* Abstentions will be counted as shares that are present and entitled to vote for purposes of determining the number of shares that are present and entitled to vote with respect to any particular matter, but will not be counted as votes in favor of such matter. Accordingly, an abstention from voting on the election of directors will have the same legal effect as a vote "against" the matter even though the shareholder or interested parties analyzing the results of the voting may interpret such vote differently.

* If a broker holding stock in "street name" indicates on the proxy that it does not have discretionary authority as to certain shares to vote on a particular matter, those shares will not be considered as present and entitled to vote with respect to that matter. Accordingly, a "broker non-vote" may effect establishment of a quorum, but, once a quorum is established, will have no effect on the voting on such matter.

* A majority of the issued and outstanding shares of common stock entitled to vote constitutes a quorum at the Meeting. The affirmative vote of the holders of a majority of the votes cast at the Meeting is required for the election of directors and for approval of The 2005 Stock Option Plan and for ratification of the March 2004 grant of stock options to certain executive officers. Shareholder approval is not required for ratification of the Audit Committee's selection of BDO Seidman, LLP as the independent auditors.

VOTING SECURITIES AND PRINCIPAL OWNERS

The outstanding voting securities of the Company as of December 31, 2004 consisted of 12,143,820 shares of common stock, par value $.01 per share ("Common Stock"). Shareholders of record as of the Record Date are entitled to notice of and to vote at the Meeting or any continuances. Each holder of the shares of Common Stock is entitled to one vote per share on all matters properly brought before the Meeting. Shareholders are not permitted to cumulate votes for the purpose of electing directors or otherwise.

The following information is based upon (a) filings made by the persons or entities identified below with the Securities and Exchange Commission ("SEC") or (b) a Special Security Listing Report from The Depository Trust Company. Except as set forth below, on December 31, 2004 no person was known to us to own beneficially more than 5% of the outstanding Common Stock:

Name and Address	Shares Beneficially	Percent of Outstanding
	Owned on 12/31/04	Shares on 12/31/04
W. Andrew Adams	1,383,264	11.4%
100 Vine Street
Murfreesboro, TN 37130
Northern Trust Company	1,307,996 (1)	10.8%
801 S. Canal C-IN
Chicago, IL 60607
National Health Corporation	1,271,147	10.5%
P. O. Box 1398
Murfreesboro, TN 37133
1818 Fund II	760,155 (2)	6.3%
140 Broadway
New York, NY 10005
Robert G. Adams	654,428	5.4%
100 Vine Street, Suite 1400
Murfreesboro, TN 37130

(1) The information was obtained from a Special Security Listing report from The Depository Trust Company dated 12/31/04.

(2) This number includes 60,000 shares in stock options outstanding to Mr. Tucker and 10,000 shares owned by Mr. Tucker, all of which the 1818 Fund II disclaims ownership.

DIRECTORS AND EXECUTIVE OFFICERS OF REGISTRANT

NHC is managed by its seven person Board of Directors. A director may be removed from office for cause only. Officers serve at the pleasure of the Board of Directors for a term of one year. The following table gives information about our directors and executive officers:

				Common Stock	Percent of
			Expiration	Beneficially	Shares
			of term as	Owned at	Outstanding
Name	Age	Position (1)	Director	12/31/04 (2)	12/31/04
J. Paul Abernathy	69	Director	2006	17,500	*
2102 Greenland Dr.
Murfreesboro, TN 37130
Robert G. Adams	58	Director, CEO &	2006	654,428	5.4%
100 Vine St., Ste. 1400		President
Murfreesboro, TN 37130
W. Andrew Adams	59	Director &	2005	1,383,264	11.4%
100 Vine St., Ste. 1400		Chairman
Murfreesboro, TN 37130
Ernest G. Burgess III	65	Director	2005	161,204	1.3%
7097 Franklin Road
Murfreesboro, TN 37128
Emil E. Hassan	58	Director	2005	19,500	*
1704 Irby Lane
Murfreesboro, TN 37127
Richard F. LaRoche, Jr.	59	Director	2007	394,635	3.2%
2103 Shannon Dr.
Murfreesboro, TN 37129
Lawrence C. Tucker (3)	62	Director	2007	760,155	6.3%
140 Broadway
New York, NY 10005
Joanne M. Batey	60	Senior V.P.,	-	94,768	*
100 Vine St., Ste. 800		Homecare
Murfreesboro, TN 37130
D. Gerald Coggin	53	Senior V.P.,	-	379,399	3.1%
100 Vine St., Ste. 1400		Corporate
Murfreesboro, TN 37130		Relations
Donald K. Daniel	58	Senior V.P. &	-	210,864	1.7%
100 Vine St., Ste. 1200		Controller
Murfreesboro, TN 37130
Kenneth D. DenBesten	52	Senior V.P.,	-	110,761	*
100 Vine St., Ste. 1200		Finance
Murfreesboro, TN 37130
David L. Lassiter	50	Senior V.P.,	-	44,250	*
100 Vine St., Ste. 600		Corporate
Murfreesboro, TN 37130		Affairs
Julia W. Powell	55	Senior V.P.,	-	127,010	1.0
100 Vine St., Ste. 800		Patient Services
Murfreesboro, TN 37130
Charlotte A. Swafford	57	Senior V.P. &	-	189,123	1.6%
100 Vine St., Ste. 1100		Treasurer
Murfreesboro, TN 37130
R. Michael Ussery	46	Senior V.P.,	-	76,054	*
100 Vine St., Ste. 1400		Operations
Murfreesboro, TN 37130
All Directors and Exec.			-	4,622,915	38.1%
Officers as a group (15 people)

*Less than 1%

(1) All officers serve one year terms.

(2) Assumes exercise of stock options outstanding. See "Option Plans." Included in the amounts above are 300,000 shares to Mr. W. A. Adams, 200,000 shares to Mr. R. G. Adams, 15,000 shares to Mr. Burgess, 15,000 shares to Mr. Hassan, 30,000 shares to Mr. LaRoche, 60,000 shares to Mr. Tucker, 40,000 shares to Ms. Batey, 50,000 shares to Mr. Coggin, 50,000 shares to Mr. Daniel, 50,000 shares to Mr. DenBesten, 30,000 shares to Mr. Lassiter, 40,000 shares to Ms. Powell, 50,000 shares to Ms. Swafford, and 40,000 shares to Mr. Ussery, of which all may be acquired upon the exercise of stock options granted under the Company's 1997 and 2002 Stock Option Plans.

(3) Mr. Tucker, as a general partner of the 1818 Fund II, is attributed the ownership of the 1818 Fund II shares, but does not claim beneficial ownership thereof. Otherwise, all shares are owned beneficially with sole voting and investment power. The number of shares includes 60,000 shares in stock options outstanding to Mr. Tucker.

Dr. J. Paul Abernathy, who joined the Board in 2003, is a retired general surgeon, who was in private practice at Murfreesboro Medical Clinic from 1971 until his retirement in 1995. Previously, he served as a general practice physician for Hazard Memorial Hospital in Hazard, Kentucky. Lt. Col. Abernathy additionally served as a flight surgeon for the Homestead Air Force Base in Florida and Chief of Surgery for the United States Air Force at Keesler Air Force Base in Mississippi. Dr. Abernathy twice served as President of the Rutherford County Stones River Academy of Medicine and holds memberships in the Southern Medical Society, the Southeastern Surgery Society, and is a Fellow in the American College of Surgeons. Dr. Abernathy has a B.S. degree from Middle Tennessee State University and an M.D. degree from the University of Tennessee. Dr. Abernathy also serves as a director for National Health Realty, Inc. He serves on the Company's Audit Committee, Compensation Committee and is Chairman of the Nominating and Corporate Governance Committee.

Robert G. Adams has served NHC for 31 years - 18 years as Senior Vice President, 1 year as President and 13 years on the Board of Directors. He has been Chief Executive Officer since November 1, 2004. He has extensive long-term health care experience, including serving NHC as a health care center administrator and Regional Vice President. He is the President of National Health Realty, Inc. ("NHR") and serves on the Board of Directors of NHR. Mr. Adams has a B.S. degree from Middle Tennessee State University. He is the brother of W. Andrew Adams and brother-in-law of D. Gerald Coggin. His son-in-law, Terry L. Leeman, is the Administrator of NHC HealthCare, Cool Springs and his son-in-law, J. Buckley Winfree, is the Administrator of NHC HealthCare, Franklin.

W. Andrew Adams has served NHC as Chairman of the Board since 1994 and has been a director since 1974. In April 2004 Mr. Adams resigned as President and in November 2004 he resigned his position as Chief Executive Officer but continues as Chairman of the Board, focusing on strategic planning of the Company. He has served as President of the National Council of Health Centers, the trade association for multi-facility long-term health care companies. Mr. Adams serves as Chairman of the Board of National Health Investors, Inc., National Health Realty, Inc. and Assisted Living Concepts, Inc. In addition, he serves on the Board of SunTrust Bank, Nashville. He is the brother of Robert G. Adams and brother-in-law of Ernest G. Burgess and D. Gerald Coggin. His son, Andrew Adams, serves as Administrator of AdamsPlace in Murfreesboro.

Ernest G. Burgess, III served as NHC's Senior Vice President of Operations for 20 years before retiring in 1994. His Board of Director's position spans twelve years. He has an M.S. degree from the University of Tennessee, and also serves on the Board of Directors of National Health Realty, Inc. He is the brother-in-law of W. Andrew Adams. His daughter, Lynn B. Foster, serves as Administrator of NHC HealthCare, Murfreesboro.

Emil E. Hassan, who joined the Board in April 2004, is the advisor to Carlos Ghosn, president and CEO of Nissan Motor Co. Ltd. In April 2004, Mr. Hassan retired from the position of senior vice president of manufacturing, purchasing, quality and logistics for Nissan North America, Inc. He is also chairman and CEO of Distribution and Auto Service, an affiliate company which handles the great majority of Nissan's vehicle transportation logistics, preparation and delivery requirements. Prior to joining Nissan, he was with Ford Motor Co. for twelve years, where he held various management positions in engineering and manufacturing. Mr. Hassan is the chairman of the Business/Education Partnership of Murfreesboro and Rutherford County. He sits on the board of Middle Tennessee Medical Center and the Tennessee Business Roundtable. He is a member of the Society of Automotive Engineers, the Leadership Rutherford Alumni Association, the Leadership Nashville Alumni Association and the Rutherford County Chamber of Commerce. He is a former board member of the Federal Reserve Bank of Atlanta, Nashville Branch. Mr. Hassan is Chairman of NHC's Compensation Committee and also serves on NHC's Nominating and Corporate Governance Committee and Audit Committee.

Richard F. LaRoche, Jr. served 27 years with NHC as Secretary and General Counsel and 14 years as Senior Vice President, retiring from these positions in May 2002. He has served as a Board member since 2002. He has a law degree from Vanderbilt University and an A.B. degree from Dartmouth College. Mr. LaRoche serves as a director of National Health Investors, Inc. and is a director nominee for National Health Realty, Inc. He also serves as a director and Chairman of the Audit Committee for Trinsic, Inc., and is a director of Lodge Manufacturing Company.

Mr. Tucker has been with Brown Brothers Harriman & Co., private bankers, for 38 years and became a general partner of the firm in January 1979. He serves on that firm's steering committee and is responsible for its corporate finance activities, which include management of the 1818 funds, private equity investing partnerships with originally committed capital of approximately $2 billion. He is a director of VAALCO Energy Inc., US Unwired, Inc., Trinsic, Inc., Xspedius Holding Corporation, and Xspedius Management Corporation. Mr. Tucker has been a director since 1998 and is Chairman of NHC's Audit Committee and serves on the Compensation and Nominating and Corporate Governance Committees.

Joanne M. Batey (Senior Vice President, Homecare) has served NHC since 1976. She served as Homecare Coordinator for five years before being named Vice President in 1989. Prior to that she was Director of Communication Disorders Services for NHC. Ms. Batey received her bachelor's and master's degrees in speech pathology from Purdue University.

D. Gerald Coggin (Senior Vice President, Corporate Relations) has been employed by NHC since 1973. He served as both a health care center administrator and Regional Vice President before being appointed to his present position. He received a B.A. degree from David Lipscomb University and an M.P.H. degree from the University of Tennessee. He is responsible for the Company's rehabilitation, managed care, hospice, legislative activities, investor and public relations. He is the brother-in-law of W. Andrew Adams and Robert G. Adams. His son, Robert Coggin, is Assistant Administrator at NHC HealthCare, Murfreesboro.

Donald K. Daniel (Senior Vice President & Controller) joined the Company in 1977 as Controller. He received a B.A. degree from Harding University and an M.B.A. from the University of Texas.

Kenneth D. DenBesten (Senior Vice President/Finance) has served NHC since 1992. From 1987 to 1992, he was employed by Physicians Health Care, most recently as Chief Operating Officer. From 1984-1986, he was employed by Health America Corporation as Treasurer, Vice President of Finance and Chief Financial Officer. Mr. DenBesten received a B.S. in business administration and an M.S. in finance from the University of Arizona.

David L. Lassiter (Senior Vice President, Corporate Affairs) joined the Company in 1995. From 1988 to 1995, he was Executive Vice President, Human Resources and Administration for Vendell Healthcare. From 1980-1988, he was in human resources positions with Hospital Corporation of America and HealthTrust Corporation. Mr. Lassiter has a B.S. and an M.B.A. from the University of Tennessee.

Julia W. Powell (Senior Vice President, Patient Services) has been with the Company since 1974. She has served as a nurse consultant and director of patient assessment computerized services for NHC. Ms. Powell has a bachelor of science in nursing from the University of Alabama, Birmingham, and a master's of art in sociology with an emphasis in gerontology from Middle Tennessee State University. She co-authored Patient Assessment Computerized in 1980 with Dr. Carl Adams, the Company's founder.

Charlotte A. Swafford (Senior Vice President & Treasurer) has been Treasurer of the Company since 1985. She joined the Company in 1973 and has served as Staff Accountant, Accounting Supervisor and Assistant Treasurer. She has a B.S. degree from Tennessee Technological University.

R. Michael Ussery (Senior Vice President, Operations) has been with the Company since 1980. During his tenure with NHC, he has served as Senior Vice President-Central Region, Regional Vice President, and Administrator in multiple locations. Mr. Ussery also won the top honor of Administrator of the Year in 1989. He was promoted to Senior Vice President, Operations in early January 2005. Mr. Ussery has a B.B.A. from Notre Dame and an M.B.A. from Middle Tennessee State University.

The above officers serve in identical capacities for NHC's administrative services contractor, National Health Corporation.

Board of Directors and Committees of the Board

The Board of Directors held seven meetings during 2004. All directors were present at the meetings of the Board and of committees on which they served. The Company strongly urges, but does not require, directors to attend the Annual Meeting. At the 2004 Annual Meeting all but director Lawrence C. Tucker were in attendance. The American Stock Exchange ("AMEX") listing rules require that a majority of the Board be comprised of independent directors. As of December 1, 2004, Mr. LaRoche was no longer deemed independent under the rules because he had been employed by NHC within the last three years. Prior to that date the rules required a one-year separation, not three years. On January 20, 2005, NHC received a letter from AMEX stating that the Company is not in compliance with the AMEX board of directors composition requirements - specifically, the Company does not currently have a majority of independent directors serving on its board. However, the Board has determined that Mr. LaRoche will be deemed independent effective May 22, 2005, and at such time NHC's Board will consist of a majority of independent directors; thus, NHC will comply with the independence standards of AMEX by the May 31, 2005 deadline. The Board has identified Dr. Abernathy, Mr. Hassan and Mr. Tucker as currently independent directors.

The Board has formed and chartered three subcommittees, the charters being published on NHC's website at www.nhccare.com. Each committee is comprised of three independent directors, and each committee is submitting a report in this Proxy. Each committee adopted its respective charter, which provides that the committees shall elect chairmen. These committee meetings serve as the vehicle for regularly scheduled Executive Sessions of the non-management directors. A presiding officer is elected by the non-management Board members at each Executive Session meeting that is held.

The Audit Committee has adopted procedures to receive and address complaints regarding accounting, internal control, and auditing issues. The full Board has adopted the NHC Code of Conduct and the NHC Valuesline, which are described on the Company's website and in this Proxy under the heading "Shareholder Communications."

Finally, we note that the Board has found that Audit Committee member and Chairman Lawrence C. Tucker meets the SEC definition of "Audit Committee financial expert."

COMMITTEE REPORTS

The Audit Committee, which met formally five times in 2004, has filed the following report:

Report of the Audit Committee

During 2004 the Audit Committee reviewed the Company's financial reporting process on behalf of the Board of Directors and shareholders. Management has the primary responsibility for the preparation of financial statements in the reporting process. The Company's independent auditors are responsible for expressing an opinion on the conformity of NHC's financial statements to generally accepted accounting principles. The Audit Committee originally engaged Ernst & Young LLP for the quarterly 2004 reviews and the December 31, 2004 audit. In June 2004 Ernst & Young LLP ("E&Y") notified the Company that they would be resigning as the Company's independent auditors concurrent with the completion of the second quarter audit. E&Y's report on financial statements did not contain an adverse opinion or a disclaimer of opinion nor was it qualified or modified as to uncertainty, audit scope, or accounting principles or practices, financial statement disclosure, or auditing scope and procedure, which disagreements, if not resolved to the satisfaction of the former accountant, would have caused it to make reference to the subject matter of the disagreement in connection with its report. After interviewing three accounting firms, the Audit Committee retained BDO Seidman, LLP ("BDO") as the independent auditor to audit the company's financial statements for the quarter ended September 30, 2004 and the year ended December 31, 2004. BDO's engagement with the Company commenced on September 9, 2004.

In this context, the Audit Committee has reviewed and discussed with management and the independent auditors the audited financial statements, which are included in the materials accompanying this Proxy. The Audit Committee has discussed with the independent auditors the matters required to be discussed by Statement on Auditing Standards No. 61, as amended (Communication with Audit Committees) and as required by SEC and AMEX rules. In addition, the Audit Committee has received from the independent auditors the written disclosures and the letter required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees) and discussed with them their independence from the Company and its management. Aggregate fees billed for the following categories of services are as follows:

	2003	2004
Audit Fees (review of the Company's financial statements included in Form 10-Q	$187,000	$365,000
and audit of the annual financial statements)
Audit-Related Fees (assurance and related services to the audit)	19,000	-0-
Tax Fees (tax compliance, tax advice and tax planning)	-0-	-0-
All other fees	-0-	-0-

We were not billed for any other services for fiscal year 2004.

The Audit Committee's Pre-Approval Procedure for utilization of the Independent Auditors requires the full Audit Committee to pre-approve any transaction with the Independent Auditors. All Audit-Related Fees were approved by the Audit Committee.

In reliance on the reviews and discussions referred to above and the Restated Audit Committee Charter and legal requirements applicable for 2004, the Audit Committee recommended to the Board of Directors, and the Board has approved, that the audited financial statements be included in the Company's Annual Report on SEC Form 10-K for the year ended December 31, 2004 for filing with the Securities and Exchange Commission and distribution to our shareholders.

The members of the Audit Committee are listed below. Each has been determined to be independent pursuant to American Stock Exchange Rule 121.

Submitted by the National HealthCare Corporation Audit Committee.

Lawrence C. Tucker, Chairman
J. Paul Abernathy, M.D.
Emil E. Hassan

Report of the Compensation Committee

The Compensation Committee, which met twice in 2004, sets the compensation principles for the Company and reviews and establishes the principles for individual compensation levels for the executive officers. We believe the following principles are applicable to all of the Company's employees:
*   Compensation should be related to performance. We believe that the better an individual performs the higher that individual's compensation should be. The individual's compensation should also be tied to how well the Company, division or subsidiary in which the employee is retained, performs financially so that when the entity's performance is better than our objectives, the individual should be paid more. When the Company's performance does not meet our objectives, incentive award payments will be at the committee's discretion.
*   NHC employees are able to own NHC stock. We provide NHC employees at all levels with a number of ways to become shareholders. We have made annual employee stock purchase program grants available to all full time company employees and compensated physicians serving as medical directors and/or medical committee members at our centers. We also have programs that are intended to increase stock ownership among employees, such as discretionary stock option grants to managerial employees, the maintenance of an employee stock ownership plan (which is indirectly one of our largest shareholders), and matching contributions made on behalf of employees who participate in our 401(k) savings plan or the key employee deferred compensation plan. Our overall goal is to create and maintain stock option programs that encourage each employee to act like an owner of the business.

*  Incentive compensation should be a greater part of total compensation for our executive officers. Although the proportion of an individual's total compensation varies with individual and company performance, we believe that our executive officers should have the majority of their compensation tied to the performance of the Company as a whole. As can be seen from the Compensation Table included in this Proxy, our executive officers' incentive awards as contrasted with their salaries exceed the salaries by two to one or better. We have designed this bonus program having as one goal to make the compensation paid to the Company's executive officers qualify as performance based and deductible for federal income tax purposes. The shareholders of NHC approved this Executive Performance Incentive Bonus Plan at the Annual Meeting held on April 16, 2002. However, as in most areas, there can be no assurance that this goal is met.
There are three basic components to our executive officers' compensation program - the first being base salary, the second being stock options, and the third being performance. This last component was formalized during 2001 and presented and ratified by the shareholders at the 2002 annual meeting. This "Executive Performance Incentive Plan" requires that the Company achieve a significant return for its shareholders prior to any material performance compensation awards. The annual Performance Incentive Bonus Pool (the "Pool") is calculated as follows: At the commencement of each calendar year the Board approves a pre-tax earning goal. If the pre-tax earnings goal is met, the Pool shall be formed of two components: first, a base award equal to $3 million and, second, a bonus award calculated as follows:

* Shareholders must first receive a 15% return on beginning equity after including the expense of the $3 million base award;

* An incentive bonus is then allowed equal to 30% of the amount in excess of the 15% return on beginning equity.

The Plan is available for the five most highly compensated executive officers of the Company as elected and selected from time to time by the Board. Because our shareholders approved this Plan, it is our opinion that the Company should be able to take full tax deductibility of any compensation paid.

The Chief Executive Officer's compensation is based on his performance in light of the corporate goals and objectives approved by the Committee. In determining the long-term incentive component of the Chief Executive Officer's compensation, the Committee considers the Company's performance and relative shareholder return, the value of similar incentive awards to chief executive officers at comparable companies and the awards given to the Chief Executive Officer in past years. The Committee's Chair meets with the Chief Executive Officer of the Company to discuss the annual evaluation of the Chief Executive Officer's performance.

During 2004, W. Andrew Adams served as Chief Executive Officer until November 1, 2004, at which time Robert G. Adams became the Chief Executive Officer.

We have carefully considered these compensation programs, always taking into account shareholders' concerns, and feel that our programs and the compensation which they produce for not only our executive officers but also partners in all areas of the Company and its subsidiaries, are vital to our continuing efforts to obtain and retain our people and improve our competitive position.

The Compensation Committee adopted a formal charter on February 10, 2004, and has published this charter on our website.

Emil E. Hassan, Chairman
J. Paul Abernathy
Lawrence C. Tucker

Report of the Nominating and Corporate Governance Committee

The Nominating and Corporate Governance Committee's responsibilities include providing assistance to the Board of Directors in identifying and recommending candidates qualified to serve as directors of the Company, to review the composition of the Board of Directors, to develop, review and recommend governance policies and principles for the Company and to review periodically the performance of the Board of Directors. The process followed by the Committee is to identify qualified individuals for Board membership and recommend them to the full Board for consideration. This includes all potential candidates, whether initially recommended from management, other Board members or shareholders of the Company. Nominations by shareholders should be sent to National HealthCare Corporation, 100 Vine Street, Suite 1400, Murfreesboro, Tennessee 37130, Attn: Nominating and Corporate Governance Committee. Any such nominations by shareholders shall include the candidate's name, together with appropriate biographical information of the candidate and a statement as to whether the shareholder or group of shareholders making the recommendation has beneficially owned more than 5% of the Company's Common Stock for at least one year as of the date the recommendation is made. If the appropriate biographical information is provided on a timely basis, the Committee will evaluate shareholder recommended candidates by following substantially the same process, and applying the same criteria, as it follows for candidates submitted by others.

In determining whether to recommend a candidate for the Board's consideration, the Committee looks at various criteria including experience, an understanding of the health care industry, finance and accounting. The principal qualification of a director is the ability to act successfully on the shareholders' behalf. The Committee then evaluates each nominee and does an internal rank ordering. Existing Board members are automatically considered by the Committee for a term renewal. The Company believes that the collective experience and qualifications of the directors should provide a variety of understanding and abilities that will allow the Board to fulfill its responsibilities. The Company has not paid a fee to any third party to identify, evaluate or assist in identifying or evaluating potential nominees.

The Nominating and Corporate Governance Committee held two meetings in April 2004 which resulted in the nomination of Emil Hassan for election to the Board. Mr. Hassan has significant corporate managerial experience and is both independent and qualified to serve on the Audit Committee. The Committee's nominees were assessed and chosen in accordance with the committee charter principles, which charter is published on our website. Robert G. Adams recommended Emil Hassan to serve on the Board, and after appropriate consideration, the Committee recommended to the full Board that Mr. Hassan be elected as a director. The Board agreed and recommends to shareholders that Mr. Hassan be elected as a director of NHC.

The Committee also met on February 8, 2005, which resulted in the nominations of Messrs. Adams and Burgess for re-election to the Board.

J. Paul Abernathy, Chairman
Emil E. Hassan
Lawrence C. Tucker

COMPENSATION OF DIRECTORS AND EXECUTIVE OFFICERS, EQUITY
COMPENSATION PLAN INFORMATION, AND CERTAIN TRANSACTIONS

Cash Compensation

Directors not employed by NHC receive compensation for their Board service in the amount of $2,500 per meeting attended, plus an annual grant of a 15,000 share stock option, priced on the date of the Annual Meeting. This automatic grant of options to non-employee directors was approved by our shareholders in 1997 and re-approved in 2002. The 2005 Plan, if adopted, will continue this program. The Company additionally reimburses all directors for travel expenses incurred in connection with their duties as directors of the Company.

The Company's executive officers were compensated for 2004 per the following Table I.

TABLE I
NATIONAL HEALTHCARE CORPORATION
SUMMARY COMPENSATION TABLE
2002 - 2004
Annual Compensation (1)					Long-Term Compensation
					Awards		Payouts
				Other		Securities			All
				annual	Restricted	Underlying		Other
Name and				compen-	Stock	Options/	LTIP		Compen-
Principal		Salary	Bonus	sation	Award(s)	SARs	Payouts	sation
Position	Year	($)	($)(2)	($)(3)	($)	(#)(4)	($)		($)
(a)	(b)	(c)	(d)	(e)	(f)	(g)	(h)	(i)
W. Andrew	2004	25,000	(5)(6)1,393,172	5,170	-0-	300,000	-0-	-0-
Adams, CEO &	2003	25,000	789,276	6,158	-0-	-0-	-0-	-0-
President (7)	2002	25,000	(6) 967,495	1,060	-0-	-0-	-0-	-0-
Robert G. Adams,	2004	138,000	(5)(6)1,016,779	25,640	-0-	200,000	-0-	-0-
COO, President &	2003	140,194	861,640	11,201	-0-	-0-	-0-	-0-
CEO (8)	2002	140,154	(6) 935,340	9,670	-0-	-0-	-0-	-0-
D. Gerald Coggin,	2004	97,336	(5) 539,508	7,304	-0-	50,000	-0-	-0-
Sr. V.P., Corp.	2003	93,846	(6) 380,006	7,375	-0-	-0-	-0-	-0-
Relations	2002	98,846	(6) 524,435	5,215	-0-	-0-	-0-	-0-
Donald K. Daniel,	2004	112,000	(5) 539,508	38,493	-0-	50,000	-0-	-0-
Sr. V.P. &	2003	115,105	(6) 395,560	28,366	-0-	-0-	-0-	-0-
Controller	2002	115,086	(6) 351,200	27,304	-0-	-0-	-0-	-0-
Kenneth D.	2004	114,234	(5) 693,508	26,850	-0-	50,000	-0-	-0-
DenBesten, Sr.	2003	98,022	(6) 110,760	10,659	-0-	-0-	-0-	-0-
V.P., Finance	2002	98,022	(6) 435,472	4,529	-0-	-0-	-0-	-0-
Charlotte A.	2004	115,000	(5) 539,508	7,074	-0-	50,000	-0-	-0-
Swafford, Sr. V.P.	2003	115,016	(6) 395,560	9,563	-0-	-0-	-0-	-0-
& Treasurer	2002	115,014	(6) 351,200	10,385	-0-	-0-	-0-	-0-
(1) Compensation deferred at the election of an executive has been included in columns (c) and (d).

(2) These officers may also receive bonuses from National Health Investors, Inc. and National Health Realty, Inc. which are disclosed in those companies' proxy statements.

(3) Includes (a) life insurance benefit, (b) 401(k) matching contribution, (c) non qualified deferred compensation matching contribution, (d) ESOP contribution, and (e) any positive spread from participation in the Employee Stock Purchase Plan.

(4) These officers received the following stock options in 2004: 300,000 - W. Andrew Adams; 200,000 to Robert G. Adams; 50,000 each to Donald K. Daniel, Kenneth D. DenBesten and Charlotte A. Swafford. These officers also received stock options from National Health Investors, Inc. in 1997 and 1999 and stock options from National Health Realty, Inc. in 1999, which are disclosed in those companies' proxy statements. No other Restricted Stock Awards, Options/SARs, or LTIP Payouts were given in 2002, 2003 or 2004.

(5) No operational bonuses have been declared or paid for 2004 as of the date of the filing of NHC's 2004 Form 10-K; however, a special stock option purchase bonus was paid in December 2004 and is reflected in the table. See Note (2) to Table C.

(6) The figure given includes income derived from forgiveness of indebtedness on a stock option exercise note in February 2004 for both Messrs. Adams. The other Executive Officers received bonuses for this in 2002 and 2003, which is reflected in the 2002 and 2003 bonus amounts.

(7) W. Andrew Adams served as President until April 22, 2004 and as CEO until November 1, 2004.

(8) Robert G. Adams served as COO until November 1, 2004. He was named President on April 22, 2004 and CEO on November 1, 2004.

Equity Compensation Plans

Qualified & Non-Qualified Options. The Company's grant or issuance of an incentive stock option under the 2002 Plan has no federal income tax consequences to either the Company or the optionee. Nor do any federal income tax consequences occur to either the Company or the optionee upon the optionee's exercise of his or her incentive stock option and purchase of Common Stock up to $100,000 per year, except that the difference between the fair market value of the stock purchased pursuant to the exercise of the option and the amounts paid upon the option's exercise (the "Spread") would be included in the optionee's alternative minimum taxable income for alternative minimum tax purposes. For options purchased in excess of the $100,000 limit, or for options granted to non-employee directors, or which are not held for the time discussed in the next paragraph, the Spread is taxable as ordinary income to the optionee and deductible by the Company at the time of exercise.

After exercising the option, if the optionee holds the stock purchased for the requisite period under the Internal Revenue Code, then upon the optionee's disposition of the stock he or she will recognize capital gain (or loss) for federal income tax purposes on the amount of the difference between the optionee's cost and the net proceeds of the sale. The Company would not be entitled to a deduction upon such a disposition. To be entitled to such capital gains treatment, the optionee must not dispose of the underlying stock within two (2) years after the date the option is granted or one (1) year after the option is exercised.

If the optionee disposes of the stock prior to such time, then the optionee will recognize ordinary income in an amount equal to the lesser of (i) the difference between the sales proceeds and the optionee's cost, or (ii) the difference between the fair market value of the stock on the date of exercise and the optionee's cost. The balance of the gain on a premature disposition of the stock, if any, will be capital gain for federal income tax purposes. Such a premature disposition will entitle the Company to a deduction equal to the amount of ordinary income recognized by the optionee.

The 2002 Plan permits options to be exercised for cash or by surrender of NHC shares valued at the then fair market value. Unless otherwise specifically provided in the option agreement, no option shall be transferable other than by will, family gift, or the laws of descent and distribution. All shares which may be issued under the 2002 Plan and the exercise prices for outstanding options are subject to adjustment in the event that the number of outstanding shares of Common Stock will be changed by reason of stock splits, stock dividends, reclassifications or recapitalizations. In addition, upon a merger or consolidation involving the Company, participants are entitled to shares in the surviving corporation.

The 2004 Plan and the 2005 Stock Option Plan are being presented for ratification by shareholders in this Proxy Statement. Please refer to Proposal II on pages 25-32 for a description of the 2005 Stock Option Plan and Proposal III on pages 33-35 for a description of The 2004 Plan.

Employee Stock Purchase Plan. The 2002 Plan also provides eligible employees the option to purchase shares of Company common stock through payroll deductions at the lesser of the closing price of the common stock as reported on the American Stock Exchange on the first trading day or the last trading day of each year. At the end of each year, funds accumulated in the employee's account will be used to purchase the maximum number of shares at the above price. The Company makes no contribution to the purchase price. 75,631 shares were issued to 855 participating employees pursuant to the Plan in January 2005 at a price of $19.64 per share, with all payroll deductions being made in 2004.

All employees (including officers and directors) may elect to participate in the Plan if they meet minimum employment requirements. The maximum payroll deduction is the employee's normal monthly pay. Participating employee's rights under the Plan are nontransferable. Prior to the end of a year, a participant may elect to withdraw from the Plan and the amount accumulated as a result of his payroll deductions shall be returned to him without interest. Any terminated employee immediately ceases to be a participant and also receives his or her prior contributions.

In no event may a participant in the Plan purchase thereunder during a calendar year, common stock having a fair market value more than $25,000. The stock purchased pursuant to the Plan is freely tradeable, except for any shares held by an "affiliate" of the Company, which would be subject to the limitations of Rule 144.

			Number of securities
			remaining available for
	Number of securities to	Weighted-average	future issuance under equity
	be issued upon exercise	exercise price of	compensation plans
	of outstanding options,	outstanding options,	[excluding securities
Plan category	warrants and rights	warrants and rights	reflected in column(a)]
	(a)	(b)	(c)
Equity compensation	2002: 20,000	$17.25	-0-
plans approved by	2003: 45,000	$19.60
security holders	2004: 798,000	$21.10
Equity compensation
plans not yet approved(1)	2004: 500,000	$20.90	-0-
by security holders
Total	1,363,000		-0-

(1) The Board is requesting that the shareholders ratify and adopt this Plan as described in this Proxy. See page 33. Director and Officer Options

The 2002 Plan provides for an automatic grant to each independent director of 15,000 shares on the date of the Annual Meeting of the Shareholders and at the closing price of NHC common stock on the American Stock Exchange that day. NHC shareholders approved, at their April 16, 2002 Annual Meeting, the 2002 Stock Option Plan (the "2002 Plan") and had previously approved the 1997 Stock Option Plan (the "1997 Plan"). Of the original 1,000,000 shares available under the 1997 Plan, none are available to grant, and of the original 1,250,000 shares under the 2002 Plan, none remain available for grant. The 2004 Plan has 500,000 shares available and all were granted in 2004. See Proposal III on pages 33-35.

Executive Officers Robert G. Adams, D. Gerald Coggin, Donald K. Daniel and Kenneth D. DenBesten participated in the payroll deduction portion of the 2002 Plan during 2004 and any positive spread between the purchase price and the then fair market price is included in Table I, column (e).

Tables A and B set forth information regarding options which are outstanding, granted or exercised under the 1997 Plan, 2002 Plan or the 2004 Plan as of December 31, 2004, for the Company's executive officers identified in Table I. Table C sets forth information regarding options outstanding and exercised during 2004 for the executive officers, all non-employee directors and all other NHC employees as a group. The Company has not granted any SARs and has never repriced any options.

TABLE A: 2002 Plan
Option/SAR Grants in Last Fiscal Year [12-31-04]
					Potential Realizable Value
					at Assumed Annual Rates
					of Stock
					Price Appreciation for
Individual Grants					Option Term
	Number of	Percent of Total
	Securities	Options/SARs
	underlying	Granted to	Exercise of
	option/SARs	Employees in	Base Price	Expiration
Name	Granted (#)	Fiscal Year	($/Sh)	Date	5% ($)	10% ($)
(a)	(b)	(c)	(d) (1)	(e)	(f)	(g)
D. Gerald Coggin	50,000	4.0%	20.90	3/23/09	52,250	104,500
Donald K. Daniel	50,000	4.0%	20.90	3/23/09	52,250	104,500
Kenneth D. DenBesten	50,000	4.0%	20.90	3/23/09	52,250	104,500
Charlotte A. Swafford	50,000	4.0%	20.90	3/23/09	52,250	104,500

(1) The exercise or base price was not below the market price of the underlying security at the date of grant.

TABLE A: 2004 Plan
Option/SAR Grants in Last Fiscal Year [12-31-04]
Potential Realizable Value
at Assumed Annual Rates
of Stock
Price Appreciation for
Individual Grants					Option Term
	Number of	Percent of Total
	Securities	Options/SARs
	underlying	Granted to	Exercise of
	option/SARs	Employees in	Base Price	Expiration
Name	Granted (#)	Fiscal Year	($/Sh)	Date	5% ($)	10% ($)
(a)	(b)	(c)	(d) (1)	(e)	(f)	(g)
W. Andrew Adams	300,000	24.2%	20.90	3/23/09	313,500	627,000
Robert G. Adams	200,000	16.2%	20.90	3/23/09	209,000	418,000

(1) The exercise or base price was not below the market price of the underlying security at the date of grant.

TABLE B
Aggregated Option/SAR Exercises in Last Fiscal Year
and FY-End Option/SAR Values
			Number of Securities	Value of Unexercised
			Underlying Unexercised	in-the-Money Options/
			Options/	SARs at Fiscal
			SARs at Fiscal	Year-End
		Value	Year-End,	($)
	Shares Acquired	Realized	(#) Exercisable/	Exercisable/
Name	on Exercise (#)	($)	Unexercisable	Unexercisable
(a)	(b)	(c)	(d) (2)	(e) (2)
W. Andrew Adams	55,000	1,938,475	300,000	4,320,000
Robert G. Adams	(1)40,000	1,409,800	200,000	2,880,000
D. Gerald Coggin	24,000	845,880	50,000	720,000
Donald K. Daniel	24,000	845,880	50,000	720,000
Kenneth D. DenBesten	24,000	845,880	50,000	720,000
Charlotte A. Swafford	24,000	845,880	50,000	720,000

(1) This option had been gifted to Mr. Adams' family partnership at the time of its grant to Mr. Adams in October 2000.

(2) These options are exercisable but do not vest until February 2009.

TABLE C
Options Outstanding and Exercised in Last Fiscal Year [12-31-04]
	Shares Under	Expiration	Options Exercised:	Remaining Options	Exercise
Name of Participant	Option: 2004	Date	2004 (3)	Outstanding	Price
W. Andrew Adams	55,000	10/25/2006	55,000	-0-	$3.00
	300,000	3/23/2009	-0-	300,000	$20.90
Robert G. Adams	(1) 40,000	10/25/2006	40,000	-0-	$3.00
	200,000	3/23/2009	-0-	200,000	$20.90
D. Gerald Coggin	24,000	10/25/2006	24,000	-0-	$3.00
	50,000	3/23/2009	-0-	50,000	$20.90
Donald K. Daniel	24,000	10/25/2006	24,000	-0-	$3.00
	50,000	3/23/2009	-0-	50,000	$20.90
Kenneth D. DenBesten	24,000	10/25/2006	24,000	-0-	$3.00
	50,000	3/23/2009	-0-	50,000	$20.90
Charlotte A. Swafford	24,000	10/25/2006	24,000	-0-	$3.00
	50,000	3/23/2009	-0-	50,000	$20.90
All Executive Officers	191,000	10/25/2006	191,000	-0-	$3.00
(6 persons)	700,000	3/23/2009	-0-	700,000	$20.90
All Non-Employee	10,000	4/25/2004	10,000	-0-	$9.375
Directors	10,000	5/23/2005	-0-	10,000	$ 4.75
(5 persons)	10,000	4/25/2006	-0-	10,000	$10.40
	(2) 40,000	10/25/2006	40,000	-0-	3.00
	10,000	4/15/2007	-0-	10,000	$17.25
	30,000	4/23/2008	-0-	30,000	$19.60
	75,000	4/19/2009	-0-	75,000	$27.01
All Other NHC	238,500	10/25/2006	238,500	-0-	$3.00
Employees	538,000	3/23/09	-0-	538,000	$20.90
Total	1,852,500		479,500	1,373,000

(1) This option had been gifted to Mr. Adams' family partnership at the time of its grant to Mr. Adams in October 2000.

(2) Mr. LaRoche gifted to his family partnership at the time of grant a stock option grant made to him in October 2000. This option was exercised in December 2004 and Mr. LaRoche received, along with 40 other current and former employees a payment from the company equal to the purchase price, plus the estimated federal income tax on the taxable spread between the purchase price and the option price, plus tax on the spread as calculated. The total amount deposited with the IRS on behalf of Mr. LaRoche was $899,179. Since this payment was made in connection with the purchase of public securities granted to Mr. LaRoche in 2000 while he was an employee of the Company and the option was held by Mr. LaRoche's family partnership, the Board of Directors, on the advice of counsel, has found that the payment does not disqualify Mr. LaRoche from becoming an independent director upon the expiration of three years from his termination of employment on May 21, 2002.

(3) In December 2004, the Board of Directors encouraged 41 current and former employees to exercise certain stock options granted in 2000. The encouragement was in the form of a payment to the option holders of $10.6 million, an amount equal to the purchase price of the shares at $3.00 per share, plus an additional sum designed to pay the federal income tax at the highest individual rate, plus the federal income tax on the amount of the federal tax. By encouraging this exercise the Company was able to deduct, for book and tax purposes, the bonus so paid, resulting in a significant tax refund to the Company. Additionally, the bonus exhausted the unallocated portion remaining from the 2003 Executive Performance Incentive Bonus Plan and utilized approximately $3.8 million earned in the 2004 Executive Performance Incentive Bonus Plan. The balance available under the 2004 Executive Performance Incentive Bonus Plan has not yet been allocated or paid. See page 12 of this Proxy for a description of that plan.

The 2002 Plan also provided that the Company could finance the exercise of any options by the acceptance of the option holder's full recourse Promissory Note bearing interest at a fixed rate equal to 2.5% below New York Prime on the date of the note, with interest payable quarterly and principal due and payable in 60 months. The notes were secured by shares having a fair market value of 200% of the amount of the principal of the note as established on the date of the loan. Additionally, such purchase money notes required the pledge of additional shares or for reduction in the principal of the note at any time that the value of the collateral drops below 150% of the base amount of the outstanding balance of the note. Pursuant to the congressionally enacted Sarbanes-Oxley Act of 2002, federal law now prohibits such option financing for all of NHC's executive officers and directors, other than notes outstanding on July 30, 2002, which could not be extended or amended.

The below table indicates the current amount of option purchase money notes outstanding by directors and executive officers of NHC, individually and collectively as of December 31, 2004.

	Current Loan Outstanding	Maximum Loan Outstanding
	12-31-04	Prior Five Years
W. Andrew Adams	$ -0-	$ 1,641,920
Robert G. Adams	-0-	1,206,950
Ernest G. Burgess III	-0-	802,030
Richard F. LaRoche, Jr.	-0-	1,181,200
Lawrence C. Tucker	-0-	-0-
Joanne M. Batey	-0-	708,720
D. Gerald Coggin	-0-	734,470
Donald K. Daniel	-0-	708,720
Kenneth D. DenBesten	-0-	708,720
David L. Lassiter	-0-	310,000
Julia W. Powell	-0-	708,720
Charlotte A. Swafford	-0-	708,720
All Executive Officers &	-0-	$ 9,420,170
Directors as a Group (12)

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities and Exchange Act of 1934 as amended requires officers, directors, and persons who own more than 10% of the Company's equity securities to file statements of changes in beneficial ownership (Forms 4 or 5) with the Securities and Exchange Commission (the SEC) and the American Stock Exchange. Officers, directors and greater than 10% shareholders are required by SEC regulations to furnish the Company with copies of all such forms they file, and must make such filings with the SEC within 2 days of any applicable transaction. The Company reminds all of the officers and directors of this requirement monthly.

To the Company's knowledge and based on the review of the copies of such forms received by it and monthly statements provided by officers and directors, the Company believes that during 2004 all filing requirements applicable to its officers, directors, and greater than 10% beneficial owners were fulfilled, except for the following: a March 24, 2004 stock option award to NHC Key Employees was late reported in early June 2004 for the executive officers required to file Form 4, namely W. Andrew Adams, Robert G. Adams, Joanne M. Batey, D. Gerald Coggin, Donald K. Daniel, Kenneth D. DenBesten, David L. Lassiter, Julia W. Powell and Charlotte A. Swafford. Additionally, a purchase on November 10, 2004 by W. Andrew Adams of 1,200 shares was late reported on November 15, 2004. Other than these filings, the Company knows of no untimely filings being made.

Comparison of Cumulative Total Return

The Company's cumulative total return as compared with the S & P 500 Index and the NHC Peer Group is shown in the graph on the last page of this proxy statement.

Certain Relationships and Related Transactions

NHC employs five persons who are immediate family members of directors and/or executive officers as described in this Proxy under the caption "Directors & Executive Officers of Registrant" of NHC and who receive in excess of $60,000 in salary and benefits. W. Andrew Adams, Jr., Terry L. Leeman, J. Buckley Winfree and Lynn B. Foster are administrators of nursing homes and are compensated in accordance with the same standards that are applied to all administrators of NHC nursing facilities. W. Robert Coggin is an assistant administrator and is compensated in accordance with the same standards that are applied to all assistant administrators of NHC nursing facilities, plus he receives incentive compensation for his responsibilities in regard to fire safety compliance.

PROPOSAL I
ELECTION OF DIRECTORS

Pursuant to our Articles of Incorporation, the directors are divided into three groups. Each group is elected for a three-year term and only one group is up for election each year. At the May 3, 2005 Meeting, two directors have been nominated for re-election by the Board, each for a term of three years or until their successors are duly elected and qualified, and one director for election as a new director.

W. Andrew Adams and Ernest G. Burgess III, currently directors of the Company, are nominees for re-election to the Board by the Nominating and Corporate Governance Committee. Unless authority to vote for the election of directors has been specifically withheld, your proxy holder intends to vote for the election of Messrs. Adams and Burgess to hold office as directors.

In April 2004 the Board of Directors voted to add another independent director. Pursuant to the Articles of Incorporation and Bylaws, the Board, on motion by Director Robert G. Adams, voted to elect Mr. Hassan as a new independent director, who is now presented by the Board at the recommendation of the Nominating and Corporate Governance Committee to the shareholders for election for a full term. Unless authority is withheld to vote for the election of Mr. Hassan to serve as director of a three year term expiring in 2008, your proxy holder intends to vote for his election.

If the nominees become unavailable for any reason (which event is not anticipated), the shares represented by the enclosed proxy may (unless such proxy contains instructions to the contrary) be voted for such other person(s) as may be determined by the proxy holder.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE DIRECTORS.

PROPOSAL II
PROPOSAL FOR APPROVAL OF THE 2005 STOCK PLAN

At the Meeting, the shareholders will be requested to approve the National HealthCare Corporation 2005 Stock Option, Employee Stock Purchase, Physician Stock Purchase and Stock Appreciation Rights Plan (the "2005 Stock Option Plan"). The shares authorized in the Company's 2002 Stock Option Plan have now been exhausted, thus the Board recommends approval of the new 2005 Stock Option Plan to allow the Company flexibility in the Company's overall compensation program and to promote the interests of NHC by providing incentives and rewards to employees and key medical personnel who are primarily responsible for the management, growth and financial success of the Company. For these reasons, the Board has unanimously adopted resolutions approving, and recommending to the shareholders for their approval, the 2005 Stock Option Plan. A copy of the 2005 Stock Option Plan is attached hereto as Appendix A.

Description of the Plan

General.    The purposes of the 2005 Stock Option Plan are to (i) attract and retain the best available individuals for positions of substantial responsibility; (ii) motivate such individuals, by means of appropriate incentives, to achieve long range goals; (iii) provide incentive compensation opportunities that are competitive with those of other similar companies; and (iv) further identify the interests of such individuals with those of the Company's other shareholders by offering options to purchase the Company's common stock, restricted stock awards and stock appreciation rights based on the increase in the value of the Company's common stock, thereby promoting the long term financial interest of the Company and its subsidiaries, including the growth in value of the Company's equity and enhancement of long-term Shareholder return.

Administration.    The 2005 Stock Option Plan will be administered by the Board or the Compensation Committee of the Board (hereafter, the "Committee").

Shares Subject to the 2005 Stock Option Plan.    The maximum number of shares of Company common stock which may be awarded and delivered under the 2005 Stock Option Plan shall be equal to the sum of 1,200,000 shares of Stock. The shares issued under the 2005 Stock Option Plan may be currently authorized but unissued shares of common stock or currently held or subsequently acquired by the Company as treasury shares, including shares purchased in the open market or in private transactions.

New Plan Benefits.    Because benefits under the 2005 Stock Option Plan will depend on the Committee's actions and the fair market value of common stock at various future dates, it is not possible to determine the benefits that will be received by officers and other employees if the 2005 Stock Option Plan is approved by the shareholders. No benefits have been granted under the 2005 Stock Option Plan as of the date hereof.

Options. Options granted under the 2005 Stock Option Plan may be either "incentive stock options," as defined in Section 422 of the Internal Revenue Code ("Code"), or non-statutory stock options. The 2005 Stock Option Plan also continues the long-standing automatic grant of non-statutory options to the disinterested directors of the Board. Pursuant to the terms of the Plan, disinterested directors will receive the option to purchase 15,000 shares once a year at the closing price of the shares on the date of the first annual shareholder meeting each year. The stock options are non-transferable except with Board approval and the maximum term is ten years from the date of grant. The Board is authorized to specify other terms and conditions of the grants. The options are generally granted at the fair market value of the Company's stock on the date of grant.

Stock Appreciation Rights and Restricted Stock Awards.    The Committee may grant Stock Appreciation Rights and Restricted Stock Awards under the 2005 Stock Option Plan. The terms and conditions of each SAR or Restricted Stock Award granted under the Plan shall be specified by the Committee, in its sole discretion, shall be set forth in a written agreement between the Company and the participant in such form as the Committee shall approve, and shall be clearly identified therein as a SAR or Restricted Stock Award.

Upon exercise of an SAR, the participant will be entitled to receive the excess of the fair market value on the exercise date of the Company common shares underlying the SAR over the aggregate base price applicable to such shares; provided that the base price per share may not be less than the fair market value of such shares on the grant date. Distributions to the participant may be made in common stock, in cash, or in a combination of stock and cash, as determined by the Committee.

Eligibility.    Incentive stock options may be granted only to employees of the Company or its subsidiaries. Non-statutory stock options, restricted stock awards and stock appreciation rights awards may be granted under the 2005 Stock Option Plan to employees and consultants of the Company, its affiliates and subsidiaries, as well as to persons to whom offers of employment as employees have been granted. The Committee, in its discretion, will select the individuals to whom options, restricted stock awards and stock appreciation rights will be granted, the time or times at which such awards are granted, and the number of shares subject to each grant.

Terms and Conditions of Awards.    Each award is to be evidenced by an award agreement between the Company and the individual participant and is subject to the following additional terms and conditions:

Exercise Price.    The Committee will determine the exercise price for the shares of common stock underlying each award at the time the award is granted. The exercise price for shares under an incentive stock option may not be less than 100% of the fair market value of the common stock on the date such option is granted. The fair market value price for a share of Company common stock underlying each award is the closing price per share on the American Stock Exchange on the date the award is granted. As of February 28, 2005, the closing price for one share of NHC common stock was $37.38.

Exercise of Award; Form of Consideration.     The Committee will determine when Options become exercisable. The means of payment for shares issued upon exercise of an award will be specified in each award agreement. Under the 2005 Stock Option Plan, the exercise price may be payable in cash or by tendering shares of stock acceptable to the Committee valued at fair market value as of the day of exercise, or in any combination thereof, as determined by the Committee; provided, however, unless otherwise determined by the Committee, no shares may be tendered unless such shares have been held by the participant for six (6) months or more. In addition, the Committee may permit a participant to elect to pay the Exercise Price upon the exercise of an ISO or NQO by irrevocably authorizing a third party to sell shares of stock (or a sufficient portion of the shares) acquired upon exercise of the ISO or NQO and remit to the Company a sufficient portion of the sale proceeds to pay the entire Exercise Price and any tax withholding resulting from such exercise. For non-statutory stock options and stock received from restricted stock awards or upon the exercise of stock appreciation rights, the option holder or stock recipient must also pay the Company, at the time of purchase, the amount of federal, state, and local withholding taxes required to be withheld by the Company.

Nontransferability of Awards.     Except as otherwise provided by the Committee, awards under the Plan are not transferable except as designated by the participant by will or by the laws of descent and distribution and may be exercised during the lifetime of the participant only by the participant., except as set forth in Section 6.5.1 of the 2005 Stock Option Plan attached hereto as Appendix A.

Other Provisions.    An award agreement may contain other terms, provisions, and conditions not inconsistent with the 2005 Stock Option Plan, as may be determined by the Committee. In addition, the 2005 Stock Option Plan specifically allows an option award to permit that the option may be exercised in whole or in part prior to vesting and prior to its expiration; provided the shares so exercised shall be held by the Company until vesting occurs or are canceled and the purchase price refunded if employment and board membership terminates prior to vesting.

Stock Purchase Plan. The 2005 Stock Option Plan allows a payroll deduction funded program whereby any full time employee of the Company and its subsidiaries, divisions and affiliates to subscribe by March 31st of each year (or later date if extended by the Board) to purchase up to $25,000 of NHC's common stock at the lesser of the closing price of the stock on the first or last trading day of each year.

The 2005 Stock Option Plan additionally allows any physician serving as a medical director or compensated medical committee member thereof to subscribe up to a maximum of $24,000 of NHC's common stock, with the physician's maximum amount being determined by the month of sign up (each month past January decreasing by $2,000 throughout the calendar year). The purchase price will be the same price paid by employees for the Employee Stock Purchase Plan.

Adjustments upon Changes in Capitalization, Merger or Sale of Assets.    In the event that the Company's stock changes by reason of any stock split, dividend, combination, reclassification or other similar change in the Company's capital structure effected without the receipt of consideration, appropriate adjustments shall be made in the number and class of shares of stock subject to the 2005 Stock Option Plan, the number and class of shares of stock subject to any award outstanding under the 2005 Stock Option Plan, and the exercise price for shares subject to any such outstanding award.

In the event of a liquidation or dissolution, any unexercised awards will terminate. In the event of a change of control of the Company, as determined by the Board, the Board, in its discretion, may provide for the assumption, substitution or adjustment of each outstanding award.

Amendment and Termination of the 2005 Stock Option Plan.    The Board may amend, alter, suspend or terminate the 2005 Stock Option Plan, or any part thereof, at any time and for any reason. However, the Company shall obtain shareholder approval for any amendment to the 2005 Stock Option Plan to the extent necessary and desirable to comply with applicable laws. No such action by the Board or shareholders may alter or impair any award previously granted under the 2005 Stock Option Plan without the written consent of the participant. The 2005 Stock Option Plan will only be effective if approved by the shareholders of our company. The Plan shall be unlimited in duration and, in the event of Plan termination, shall remain in effect as long as any Options under it are outstanding; provided, however, that no Options may be granted under the Plan after the ten (10) year anniversary of the Effective Date.

Federal Income Tax Consequences Relating to the 2005 Stock Option Plan

The federal income tax consequences to the Company and its employees of awards under the 2005 Stock Option Plan are complex and subject to change. The following discussion, is only a summary of the general rules applicable to the 2005 Stock Option Plan. Recipients of awards under the 2005 Stock Option Plan should consult their own tax advisors since a taxpayer's particular situation may be such that some variation of the rules described below will apply.

As discussed above, several different types of instruments may be issued under the 2005 Stock Option Plan. The tax consequences related to the issuance of each is discussed separately below.

Options

As noted above, options granted under the 2005 Stock Option Plan may be either incentive stock options or non-qualified stock options. Incentive stock options are options which are designated as such by the Company and which meet certain requirements under Section 422 of the Code and the regulations thereunder. Any option which does not satisfy these requirements will be treated as a non-qualified stock option.

Incentive Stock Options. There typically will be no federal income tax consequences to a participant or to us upon the grant of an incentive stock option. If the participant holds shares acquired through the exercise of an Incentive Stock Option for the later of two years after the date the option was granted or one year after exercise of the option, the difference between the exercise price and the amount realized upon sale or disposition of the option shares will be long-term capital gain or loss, and we will not be entitled to a federal income tax deduction. If the participant disposes of the option shares in a sale, exchange, or other disqualifying disposition before the required holding period ends, he/she will realize taxable ordinary income in an amount equal to the excess of the fair market value of the option shares at the time of exercise over the exercise price, and we will be allowed a federal income tax deduction equal to such amount, subject to certain limitations under Section 162(m) of the Internal Revenue Code. While the exercise of an incentive stock option does not result in current, taxable income, the excess of the fair market value of the option shares at the time of exercise over the exercise price will be an item of adjustment for purposes of determining the participant's alternative minimum tax income.

 Nonqualified Stock Options. Nonqualified stock options granted under the 2005 Stock Option Plan do not qualify as "incentive stock options" and will not qualify for any special tax benefits to the optionee. An optionee generally will not recognize any taxable income at the time he or she is granted a nonqualified option. However, upon its exercise, the optionee will recognize ordinary income for federal tax purposes measured by the excess of the then fair market value of the shares over the exercise price. The income realized by the optionee will be subject to income and other employee withholding taxes.

The optionee's basis for determination of gain or loss upon the subsequent disposition of shares acquired upon the exercise of a nonqualified stock option will be the amount paid for such shares plus any ordinary income recognized as a result of the exercise of such option. Upon disposition of any shares acquired pursuant to the exercise of a nonqualified stock option, the difference between the sale price and the optionee's basis in the shares will be treated as a capital gain or loss and generally will be characterized as long-term capital gain or loss if the shares have been held for more than one year at their disposition.

In general, there will be no federal income tax deduction allowed to the Company upon the grant or termination of a nonqualified stock option or a sale or disposition of the shares acquired upon the exercise of a nonqualified stock option. However, upon the exercise of a nonqualified stock option, the Company will be entitled to a deduction for federal income tax purposes equal to the amount of ordinary income that an optionee is required to recognize as a result of the exercise, provided that the deduction is not otherwise disallowed under the Code.

Stock Appreciation Rights

Generally, the recipient of a SAR will not recognize any taxable income at the time the award is granted. Upon the settlement of the SAR, if the employee receives the appreciation inherent in the SARs in cash, the cash will be taxable as ordinary compensation income to the employee at the time that it is received. If the employee receives the appreciation inherent in the SARs in stock, the employee will recognize ordinary compensation income equal to the excess of the fair market value of the stock on the day it is received over any amounts paid by the employee for the stock.

In general, there will be no federal income tax deduction allowed to the Company upon the grant or termination of SARs. However, upon the exercise of a SAR, the Company will be entitled to a deduction for federal income tax purposes equal to the amount of ordinary income that the employee is required to recognize as a result of the exercise, provided that the deduction is not otherwise disallowed under the Code.

Restricted Stock Award

Generally, the recipient of an Restricted Stock Award will not recognize any taxable income at the time the award is granted. The recipient of a stock award will generally recognize ordinary compensation income at the time the Company's common stock associated with the stock award is received in an amount equal to the excess, if any, of the fair market value of the stock received over any amount paid by the recipient in exchange for the stock. If, however, the stock is non-vested (i.e., if the employee is required to work for a period of time or meet certain goals in order to have the right to sell the stock) when it is received under the 2005 Stock Option Plan the recipient generally will not recognize income until the stock becomes vested, at which time the recipient will recognize ordinary compensation income equal to the excess, if any, of the fair market value of the stock on the date it becomes vested over any amount paid by the recipient in exchange for the stock. The income realized by the recipient will generally be subject to U.S. income and employment taxes.

The recipient's basis for determination of gain or loss upon the subsequent disposition of shares acquired as stock awards will be the amount paid for such shares plus any ordinary income recognized either when the stock is received or when the stock becomes vested, as applicable. Upon the disposition of any stock received as a stock award under the 2005 Stock Option Plan, the difference between the sale price and the recipient's basis in the shares will be treated as a capital gain or loss and generally will be characterized as long-term capital gain or loss if, at the time of disposition, the shares have been held for more than one year since the recipient recognized compensation income with respect to such shares.

If a recipient of a stock award receives the cash equivalent of Company common stock (in lieu of actually receiving Company common stock), the recipient will recognize ordinary compensation income at the time of the receipt of such cash in the amount of the cash received.

In the year that the recipient of a stock award recognizes ordinary taxable income in respect of such award, the Company will be entitled to a deduction for federal income tax purposes equal to the amount of ordinary income that the recipient is required to recognize, provided that the deduction is not otherwise disallowed under the Code.

Employee Stock Purchase Plan Purchases and Physician Stock Purchase Plan Purchases.

The exercise of an option granted pursuant to the Employee Stock Purchase Plan or Physician Stock Purchase Plan will result in the recognition of ordinary income by the participant in an amount equal to the excess of the fair market value of the shares acquired over the exercise price. We will have a corresponding deduction equal to the amount included in income by the participant, subject to certain limitations under Section 162(m) of the Internal Revenue Code.

Vote Required and Board Recommendation

The affirmative vote of holders of a majority of the shares of common stock cast in person or by proxy at the meeting is required for approval of the 2005 Stock Option Plan.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR
PROPOSAL II.

PROPOSAL III
PROPOSAL FOR APPROVAL OF 2004 NON-QUALIFIED
STOCK OPTION PLAN

At the Meeting, the shareholders will be requested to approve the National HealthCare Corporation 2004 Non-Qualified Stock Option Plan ("The 2004 Plan"). The 2004 Plan was adopted by the Board of Directors ("Board") in March 2004 to provided for grants that exceeded the number of options available to be granted under the 2002 Stock Option Plan. A copy of the 2004 Non-qualified Stock Option Plan is attached hereto as Appendix B.

Description of the Plan

General.   The maximum number of shares of Company common stock which may be awarded and delivered under the 2004 Non-Qualified Stock Plan shall be equal to the sum of 500,000. All options available to be granted under The 2004 Plan have been granted, subject to shareholder approval, and no options remain available to be granted under the plan. The only options that could be granted under the 2004 Non-Qualified plan were non-statutory stock options.

New Plan Benefits.    Table A on page 20 shows the number of options granted under The 2004 Plan.

Terms and Conditions of Awards.    Each award is evidenced by an award agreement between the Company and the individual participant and is subject to the following additional terms and conditions:

Exercise Price.    The Committee determined the exercise price for the shares of common stock underlying each award at the time the award was granted. The exercise price for shares under each stock option was equal to 100% of the fair market value of the common stock on the date such option was granted. The fair market value price for a share of Company common stock underlying each award is the closing price per share on the American Stock Exchange on the date the award is granted. As of February 28, 2005, the closing price for one share of NHC common stock was $37.38.

Exercise of Award; Form of Consideration.     The Committee determined when Options become exercisable. The means of payment for shares issued upon exercise of an award is specified in each award agreement. Under The 2004 Plan, the exercise price may be payable in cash or by tendering shares of stock acceptable to the Committee valued at fair market value as of the day of exercise, or in any combination thereof, as determined by the Committee; provided, however, unless otherwise determined by the Committee, no shares may be tendered unless such shares have been held by the participant for six (6) months or more. In addition, the Committee may permit a participant to elect to pay the Exercise Price upon the exercise of an option by irrevocably authorizing a third party to sell shares of stock (or a sufficient portion of the shares) acquired upon exercise of the option and remit to the Company a sufficient portion of the sale proceeds to pay the entire Exercise Price and any tax withholding resulting from such exercise.

Nontransferability of Awards.     Except as otherwise provided by the Committee, awards under the Plan are not transferable except as designated by the participant by will or by the laws of descent and distribution and may be exercised during the lifetime of the participant only by the participant, except as set forth in Section 6.2.1 of The 2004 Plan attached hereto as Appendix B.

Other Provisions.    An award agreement may contain other terms, provisions, and conditions not inconsistent with The 2004 Plan, as may be determined by the Committee. In addition, The 2004 Plan specifically allows an option award to permit that the option may be exercised in whole or in part prior to vesting and prior to its expiration; provided the shares so exercised shall be held by the Company until vesting occurs or are canceled and the purchase price refunded if employment and board membership terminates prior to vesting.

Adjustments upon Changes in Capitalization, Merger or Sale of Assets.    In the event that the Company's stock changes by reason of any stock split, dividend, combination, reclassification or other similar change in the Company's capital structure effected without the receipt of consideration, appropriate adjustments shall be made in the number and class of shares of stock subject to the 2004 Non-Qualified Stock Option Plan, the number and class of shares of stock subject to any award outstanding under the 2004 Non-Qualified Stock Option Plan, and the exercise price for shares subject to any such outstanding award.

In the event of a liquidation or dissolution, any unexercised awards will terminate. In the event of a change of control of the Company, as determined by the Board, the Board, in its discretion, may provide for the assumption, substitution or adjustment of each outstanding award.

Federal Income Tax Consequences Relating to The 2004 Plan.

The federal income tax consequences to the Company and its employees of awards under The 2004 Plan, are complex and subject to change. The following discussion, is only a summary of the general rules applicable to The 2004 Plan. Recipients of awards under The 2004 Plan should consult their own tax advisors since a taxpayer's particular situation may be such that some variation of the rules described below will apply.

 Nonqualified Stock Options. Stock options granted under The 2004 Plan do not qualify as "incentive stock options" and will not qualify for any special tax benefits to the optionee. An optionee generally will not recognize any taxable income at the time he or she is granted a nonqualified option. However, upon its exercise, the optionee will recognize ordinary income for federal tax purposes measured by the excess of the then fair market value of the shares over the exercise price. The income realized by the optionee will be subject to income and other employee withholding taxes.

The optionee's basis for determination of gain or loss upon the subsequent disposition of shares acquired upon the exercise of a nonqualified stock option will be the amount paid for such shares plus any ordinary income recognized as a result of the exercise of such option. Upon disposition of any shares acquired pursuant to the exercise of a nonqualified stock option, the difference between the sale price and the optionee's basis in the shares will be treated as a capital gain or loss and generally will be characterized as long-term capital gain or loss if the shares have been held for more than one year at their disposition.

In general, there will be no federal income tax deduction allowed to the Company upon the grant or termination of a nonqualified stock option or a sale or disposition of the shares acquired upon the exercise of a nonqualified stock option. However, upon the exercise of a nonqualified stock option, the Company will be entitled to a deduction for federal income tax purposes equal to the amount of ordinary income that an optionee is required to recognize as a result of the exercise, provided that the deduction is not otherwise disallowed under the Code.

Vote Required and Board Recommendation

The affirmative vote of holders of a majority of the shares of common stock cast in person or by proxy at the meeting is required for approval of The 2004 Plan.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR
PROPOSAL III.

PROPOSAL IV
RATIFICATION OF APPOINTMENT OF AND
RELATIONSHIP WITH INDEPENDENT AUDITORS

The Audit Committee has retained BDO Seidman, LLP ("BDO") as the Company's independent auditor for the fiscal year ending December 31, 2005. Although a shareholder vote is not required, the Board submits this firm for approval by the shareholders. BDO audited the Company's financial statements for the quarter ended September 30, 2004 and the year ended December 31, 2004.

If the shareholders do not ratify the selection of BDO, the selection of the independent auditors will be reconsidered by the Audit Committee, although the Audit Committee would not be required to select different independent auditors for the Company. The Audit Committee retains the power to select another firm as independent auditors for the Company to replace the firm whose selection was ratified by the Company's shareholders in the event the Audit Committee determines that the best interest of the Company warrants a change of its independent auditors.

Representatives of BDO will be present at the Annual Meeting and will be given the opportunity to address the shareholders and respond to questions.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE
"FOR" PROPOSAL IV.

SHAREHOLDER COMMUNICATIONS

The Board of Directors has adopted the "NHC Valuesline" program in order to enable employees and shareholders to communicate (on a non-identifiable basis if so desired) with the NHC Compliance Officer, NHC executive officers, and the NHC Board. The Valuesline toll free number is 800-526-4064 and is answered by an independent contractor who transmits the communication to the Compliance Officer and establishes a date by which the caller can obtain a response to the communication, if so requested. The Compliance Officer will forward any inquiries to or about executive officers or directors to the Office of General Counsel, which will coordinate any necessary communication and response. All shareholder communications are relayed to the Board of Directors.

SHAREHOLDER PROPOSALS

October 1, 2005 is the date by which proposals of shareholders intended to be presented at the 2006 Annual Meeting of Shareholders must be received by us for inclusion in our proxy statement and form of proxy. Proposals submitted after October 1, 2005 will be considered untimely for the 2006 Annual Meeting of Shareholders pursuant to SEC Rule 14a-5(e). Your submission of any proposal will be reviewed in accordance with the procedures found in SEC Regulation 14a-8, which we will supply upon request.

EXPENSES OF SOLICITATION

The total cost of this solicitation will be borne by the Company. The Company utilizes the services of Automatic Data Processing, Inc. to disseminate its proxy materials. In addition to use of the mail, proxies may be solicited by directors and officers of the Company personally and by telephone, telegraph, or facsimile transmission.

WEBSITE INFORMATION

The NHC website (www.nhccare.com) contains information on the Company, including all public filings (10-Qs, 10-Ks, Statements of Beneficial Ownership, 8-Ks and the like). We also maintain the following documents on the website, all of which we hereby incorporate herein by reference as though copied verbatim:

- The Restated Audit Committee Charter,

- The Compensation Committee Charter,

- The Nominating and Corporate Governance Committee Charter,

- Valuesline information, and

- The NHC Code of Ethics.

The Code of Ethics has been adopted for all employees, officers and directors of the Company. The website will also disclose whether there have been any amendments or waivers to the Code of Ethics. To date there have been none.

Copies of any of these documents will be furnished, free of charge, to any interested investor upon receipt of a written request. All of our press releases for the last three years can be accessed on the press release page and there are also listings of the various services that the Company provides, a listing of the facilities and their locations, information on long-term care insurance, job opportunities and a link to the American Stock Exchange to access current trades of NHC stock. The website is updated regularly for any SEC filings and press releases.

OTHER MATTERS

The Board of Directors knows of no other business to be presented at the Meeting, but if other matters do properly come before the Meeting, the persons named in the proxy will vote on such matters in accordance with their best judgment.

March 25, 2005	s/Richard F. LaRoche, Jr.
Murfreesboro, Tennessee	Richard F. LaRoche, Jr., Director

Appendix A

NATIONAL HEALTHCARE CORPORATION
2005 STOCK OPTION, EMPLOYEE STOCK PURCHASE, PHYSICIAN
STOCK PURCHASE & STOCK APPRECIATION RIGHTS PLAN
- 1,200,000 SHARES -

TABLE OF CONTENTS
Section 1.	Purpose	1
Section 2.	Definitions	1
2.1.	"Affiliate"	1
2.2.	"Award"	2
2.3.	"Board of Directors" or "Board"	2
2.4.	"Code"	2
2.5.	"Committee"	2
2.6.	"Common Stock"	2
2.7.	"Employee"	2
2.8.	"Employee Stock Purchase Plan" or "ESPP"	3
2.9.	"Exchange Act"	3
2.10.	"Fair Market Value"	3
2.11.	"ISO"	3
2.12.	"Non-Qualified Option"	3
2.13.	"Non-Statutory Stock Purchase Plan"	4
2.14.	"Option"	4
2.15.	"Participant"	4
2.16.	"Performance Share"	4
2.17.	"Performance Unit"	4
2.18.	"Physician Stock Purchase Plan"	4
2.19.	"Restricted Stock"	4
2.20.	"Restricted Stock Unit"	4
2.21.	"SAR"	4
2.22.	"Subsidiary"	4
Section 3.	Eligibility	4
Section 4.	Common Stock Subject to the Plan	5
4.1.	Number	5
4.2.	Terminated/Reacquired Options	5
Section 5.	Administration of the Plan	5
5.1.	Committee	5
5.2.	Options	5
5.3.	Plan Interpretation	6
5.4.	Committee Interpretations Conclusive	6
5.5.	Committee Voting	6
5.6.	Committee Exculpation	7
5.7.	Granting of Options and SARs to Directors and Officers	7
Section 6.	Terms and Conditions of Options	7
6.1.	ISOs	7
6.2.	Non-Qualified Options	9
6.3.	SARs	10
6.4.	Grant of Awards	12
6.5.	Terms and Conditions Common to All Options, Awards and SARs	12
6.6.	Payment of Exercise Price	14
6.7.	Modification of Options	15
6.8.	Fixed Option Grant of Stock Options to Certain Directors	15
6.9.	Rights as a Stockholder	15
6.10.	Other Agreement Provisions	15
6.11.	Financing	16
Section 7.	Adjustments	16
7.1.	Reorganization, Merger, Recapitalization, Etc	16
7.2.	Sale of Not Less Than 50% of Common Stock	16
7.3.	Acceleration of Vesting	17
7.4.	Limited Rights Upon Company's Restructure	17
7.5.	Effect of Options and SARs on Company's Capital and Business Structure	17
Section 8.	Effect of the Plan on Employment Relationship	17
Section 9.	Amendment of the Plan	17
Section 10.	Compliance with Rule 16b-3 and Code Section 422	18
Section 11.	Investment Purpose	18
Section 12.	Indemnification of Committee	18
Section 13.	Termination of the Plan	19
Section 14.	Application of Funds	19
Section 15.	No Obligation to Exercise Option or SAR	19
Section 16.	Employee Stock Purchase Plan (ESPP)	19
16.1.	Definitions	19
16.2.	Membership in Employee Stock Purchase Plan	20
16.3.	Issuance of Stock Purchase Plan Rights	20
Section 17.	Miscellaneous Provisions of the ESPP	23
17.1.	Administration of ESPP	23
17.2.	Limitation of Benefit	23
17.3.	Amendment of ESPP	23
17.4.	Expenses	24
17.5.	Rules, Regulations and Procedures	24
17.6.	Transferability	24
17.7.	No Right to Employment/Contract	24
17.8.	Indemnification	24
17.9.	Approvals	25
Section 18.	Non-Statutory Stock Purchase Plan	25
18.1.	Definitions	25
18.2.	Membership in Non-Statutory Stock Purchase Plan	26
18.3.	Issuance of Stock Purchase Plan Rights	26
Section 19.	Miscellaneous Provisions of the Non-Statutory Stock Purchase Plan	29
19.1.	Administration of Non-Statutory Stock Purchase Plan	29
19.2.	Limitation of Benefit	29
19.3.	Amendment of Non-Statutory Stock Purchase Plan	29
19.4.	Expenses	29
19.5.	Rules, Regulations and Procedures	29
19.6.	Transferability	29
19.7.	No Right to Employment/Contract	29
19.8.	Indemnification	30
19.9.	Approvals	30
Section 20.	Physician Stock Purchase Plan	30
20.1.	Definitions	30
20.2.	Membership in Physician Stock Purchase Plan	31
20.3.	Issuance of Stock Purchase Plan Rights	31
Section 21.	Miscellaneous Provisions of the Physician Stock Purchase Plan	32
21.1.	Administration of Physician Stock Purchase Plan	32
21.2.	Limitation of Benefit	33
21.3.	Amendment of Physician Stock Purchase Plan	33
21.4.	Expenses	33
21.5.	Rules, Regulations and Procedures	33
21.6.	No Right to Employment/Contract	33
21.7.	Indemnification	33
21.8.	Approvals	34
Section 22.	Effective Date of the Plan	34
Section 23.	General Provisions	34
23.1.	Interpretation	34
23.2.	Headings	34
23.3.	Governing Law	34

NATIONAL HEALTHCARE CORPORATION
2005 Stock Option, Employee Stock Purchase, Physician
Stock Purchase & Stock Appreciation Rights Plan

SECTION 1. PURPOSE. The purpose of the National HealthCare Corporation 2005 Stock Option, Employee Stock Purchase, Physician Stock Purchase and Stock Appreciation Rights Plan (the "Plan") is to promote the interests of National HealthCare Corporation, a Delaware corporation (the "Company"), and its stockholders by providing an opportunity to selected employees, compensated physicians serving as medical directors and/or medical committee members, officers, directors, consultants and advisors of the Company or any Subsidiary or Affiliate thereof to purchase Common Stock of the Company, acquire stock appreciation rights in the Company or be granted restricted shares of Company Common Stock. By encouraging such Common Stock ownership and/or stock appreciation rights, the Company seeks to attract, retain and motivate such employees and persons and to encourage such employees and persons to devote their best efforts to the business and financial success of the Company. It is intended that this purpose will be effected by the granting of "non-qualified stock options" and/or "incentive stock options" to acquire the Common Stock of the Company and "restricted stock" and/or "stock appreciation rights" in the Company, plus the continuation of the Company's long-standing Employee Stock Purchase Program and Physician Stock Purchase Program. Under the Plan, the Committee shall have the authority (in its sole discretion) to grant "incentive stock options" within the meaning of Section 422(b) of the Code and "non-qualified stock options," "restricted stock" and "stock appreciation rights" to which Code Section 421 does not apply. This Plan document is also an omnibus document which includes a sub-plan (the "Employee Stock Purchase Plan") which is intended to qualify as an "employee stock purchase plan" within the meaning of Section 423 of the Code (although the Company makes no undertaking nor representation to obtain or maintain qualification under Section 423), a sub-plan (the "Non-Statutory Stock Purchase Plan") for employees, affiliates and consultants which are not eligible to participate in the Employee Stock Purchase Plan, which is not intended to qualify as an "employee stock purchase plan" within the meaning of Section 423 of the Code and a third separate sub-plan (the "Physician Stock Purchase Program") which, due to existing legal restrictions, cannot qualify as an "employee stock purchase plan" within the meaning of Section 423 of the Code. The Plan is not subject to the provisions of the Employee Retirement Income Security Act of 1974 ("ERISA").

SECTION 2. DEFINITIONS. For purposes of the Plan, the following terms used herein shall have the following meanings, unless a different meaning is clearly required by the context.

2.1. "Affiliate" shall mean, with respect to any person (i) any person directly or indirectly controlling, controlled by, or under common control with such person (ii) any officer, director, general partner, member or trustee of such person, (iii) any person who is an officer, director, general partner, member or trustee of any person described in clauses (i) or (ii) of this sentence, and (iv) any licensed nursing facility or licensed hospice owned or managed by the Company. For purposes of this definition, the terms "controlling," "controlled by," or "under common control with" shall mean the possession, direct or indirect, of the power to direct or cause the direction of the management and policies of a Person or entity, whether through the ownership of voting securities, by contract or otherwise, or the power to elect at least 50% of the directors, managers, general partners, or persons exercising similar authority with respect to such person or entities.

2.2. "Award" shall mean a Performance Share, a Performance Unit, Restricted Stock or Restricted Stock Unit granted pursuant to the Plan.

2.3. "Board of Directors" or "Board" shall mean the Board of Directors of the Company.

2.4. "Code" shall mean the Internal Revenue Code of 1986, as amended.

2.5. "Committee" shall mean the Compensation Committee of the Board of Directors or such other committee as the Board of Directors shall appoint from time to time to administer the Plan; provided, that the Committee shall at all times consist of two or more persons, each of whom shall be a member of the Board of Directors. To the extent required for transactions under the Plan to qualify for the exemptions available under Rule 16b-3 promulgated under the Exchange Act, members of the Committee (or any subcommittee thereof) shall be "non-employee directors" within the meaning of said Rule 16b-3. To the extent required for compensation realized from Options, Awards, and SARs under the Plan to be deductible by the Company pursuant to Section 162(m) of the Code, members of the Committee (or any subcommittee thereof) shall be "outside directors" within the meaning of such section.

2.6. "Common Stock" shall mean the common stock, $0.01 par value, of the Company.

2.7. "Employee" shall mean (i) with respect to an ISO and the ESPP, any person who, at the time the ISO or option under the ESPP is granted to such person, is an "employee," as such term is used in section 422 of the Code and described in Regulations section 1.421-7(h)(1), of the Company or a Subsidiary, and (ii) with respect to a Non-Qualified Option, Award, or SAR, any person employed by or performing services, whether as an employee, officer, director (including outside director) or otherwise, for the Company, any Subsidiary, division or Affiliate of the Company, or National Health Corporation, a Tennessee corporation, ("National").

2.8. "Employee Stock Purchase Plan" or "ESPP" shall mean the employee stock purchase plan as created and defined in Section 16 hereof.

2.9. "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended.

2.10. "Fair Market Value" shall mean the fair market value of a share of Common Stock as of any date, determined by applying the following rules:

2.10.1. If the principal market for the Common Stock is a national securities exchange or the Nasdaq stock market, then the fair market value as of that date shall be the reported closing price of the Common Stock on that date on the principal exchange or market on which the Common Stock is then listed or admitted to trading.

2.10.2. If sale prices are not available or if the principal market for the Common Stock is not a national securities exchange and the Common Stock is not quoted on the Nasdaq stock market, the fair market value of the Common Stock shall be the reported closing price for the Common Stock on such day as reported on the Nasdaq OTC Bulletin Board Service or by the National Quotation Bureau, Incorporated or a comparable service.

2.10.3. If the day is not a business day, and as a result, Paragraphs (a) and (b) next above are inapplicable, the fair market value of the Common Stock shall be determined as of the next earlier business day.

2.10.4. If Paragraphs (a), (b), and (c) next above are otherwise inapplicable, then the fair market value of the Common Stock shall be determined in good faith by the Committee.

2.11. "ISO" shall mean an option to purchase Common Stock granted under the Plan that constitutes and shall be treated as an "incentive stock option," as such phrase is defined in section 422(b) of the Code.

2.12. "Non-Qualified Option" shall mean an option to purchase Common Stock granted to an Employee pursuant to the Plan that is not an "incentive stock option," with respect to which Code section 421 does not apply, and that shall not constitute nor be treated as an ISO.

2.13. "Non-Statutory Stock Purchase Plan" shall mean the non-qualified stock purchase plan as created and defined in Section 18 hereof.

2.14. "Option" shall mean any ISO or Non-Qualified Option granted to an Employee pursuant to this Plan.

2.15. "Participant" shall mean an Employee to whom an Option, Award, or SAR has been granted pursuant to this Plan.

2.16. "Performance Share" shall mean a right to receive shares of Common Stock which is contingent on the achievement of performance or other objectives specified by the Committee during a specified period.

2.17. "Performance Unit" shall mean a right to receive a designated dollar value amount of Common Stock which is contingent on the achievement of performance or other objectives specified by the Committee during a specified period.

2.18. "Physician Stock Purchase Plan" shall mean the physician stock purchase plan as created and defined in Section 20 hereof.

2.19. "Restricted Stock" shall mean shares of Common Stock, subject to a risk of forfeiture and other restrictions that will lapse upon the achievement of one or more goals relating to completion of service by the Participant, or achievement of performance or other objectives, as determined by the Committee.

2.20. "Restricted Stock Unit" shall mean a right to receive shares of Common Stock in the future, with such right to future delivery of such shares subject to a risk of forfeiture and other restrictions that will lapse upon the achievement of one or more goals relating to completion of service by the Participant, or achievement of performance or other objectives, as determined by the Committee.

2.21. "SAR" shall mean a stock appreciation right as described in section 6.3 hereof.

2.22. "Subsidiary" shall have the meaning set forth for "subsidiary corporation" in section 424(f) of the Code.

SECTION 3. ELIGIBILITY. Options, SARs and Awards may be granted to any Employee. The Committee shall have the sole authority to select the persons to whom Options, SARs and Awards are to be granted hereunder and to determine whether a person is to be granted an ISO, a Non-Qualified Option, a SAR, an Award or any combination thereof. No person shall have any right to participate in the Plan; provided, however, all Employees, as such term is used in Section 16.2.1 shall be eligible to participate in the Employee Stock Purchase Plan. Any person selected by the Committee for participation during any one period shall not by virtue of such participation have the right to be selected as a Participant for any other period. Any Participant may hold at any time more than one (1) Option, Award or SAR, but only upon such terms as provided hereunder and any agreement evidencing such Options, Awards or SARs.

SECTION 4. COMMON STOCK SUBJECT TO THE PLAN.

4.1. Number. Subject to section 7.1, the maximum number of shares of Common Stock that may be delivered to Participants and their beneficiaries under the Plan and Employee Members pursuant to the Employee Stock Purchase Plan and Physicians pursuant to the Physician Stock Purchase Plan shall be equal to the sum of One Million Two Hundred Thousand (1,200,000) shares of Common Stock.

4.2. Terminated/Reacquired Options. The shares of Common Stock that may be delivered to Participants, Employee Members and Physicians may be either authorized and unissued shares or shares reacquired at any time and now or hereafter held as treasury stock as the Committee may determine. In the event any outstanding Option, Award or SAR expires or is terminated for any reason, the shares allocable to the unexercised portion of such Option or not issued pursuant to such expired or terminated Award or SAR shall again become available for issuance pursuant to the Plan. If any shares of Common Stock issued pursuant to the Plan, the Employee Stock Purchase Plan, or the Physician Stock Purchase Plan shall have been repurchased or reacquired by the Company, then such shares shall again become available for issuance pursuant to the Plan.

SECTION 5. ADMINISTRATION OF THE PLAN.

5.1. Committee. The Plan shall be administered by the Board or, as directed specifically otherwise herein, by the Committee.

5.2. Options. The Committee shall have the sole authority and discretion under the Plan (i) to select the Employees who are to be granted Options, Awards, and SARs hereunder; (ii) to designate whether an Employee is to be granted an ISO, a Non-Qualified Option, an Award, or a SAR; (iii) to establish the number of shares of Common Stock that may be issued upon the exercise of each Option or in settlement of a SAR or an Award; (iv) to determine the time and the conditions subject to which Options and SARs may be exercised in whole or in part; (v) to determine the form of the consideration that may be used to purchase shares of Common Stock upon exercise of any Option (including the circumstances under which the Company's issued and outstanding shares of Common Stock may be used by a Participant to exercise an Option); (vi) to provide financing, upon such terms and conditions as the Committee shall determine and in keeping with the provisions of Section 6.11 hereof, to Participants for the purchase of Common Stock upon the exercise of Options granted hereunder; (vii) to impose restrictions and/or conditions with respect to shares of Common Stock acquired upon exercise of an Option or issued in settlement of a SAR or an Award; (viii) to determine the circumstances under which shares of Common Stock acquired upon exercise of any Option or in settlement of a SAR or an Award may be subject to repurchase by the Company; (ix) to determine the circumstances and conditions subject to which shares acquired upon exercise of an Option or in settlement of a SAR or an Award may be sold or otherwise transferred, including, without limitation, the circumstances and conditions subject to which a proposed sale of shares of Common Stock acquired upon exercise of an Option or in settlement of a SAR or an Award may be subject to the Company's right of first refusal (as well as the terms and conditions of any such right of first refusal); (x) to establish vesting provisions for any Option, Award, or SAR relating to the time (or the circumstance) when the Option, Award, or SAR may be exercised by a Participant, including vesting provisions that may be contingent upon the Company meeting specified financial goals; (xi) to accelerate the time when outstanding Options may be exercised, provided, however, that any ISO may be "accelerated" only as permitted by section 424(h) of the Code; and (xii) to establish any other terms, restrictions and/or conditions applicable to any Option, Award, or SAR not inconsistent with the provisions of the Plan, and, with respect to ISOs, not inconsistent with the provisions of Code section 422.

5.3. Plan Interpretation. The Committee shall be authorized to interpret the Plan and any Option, Award or SAR granted hereunder and may, from time to time, adopt such rules and regulations, not inconsistent with the provisions of the Plan, as it may deem advisable to carry out the purpose of the Plan.

5.4. Committee Interpretations Conclusive. The interpretation and construction by the Committee of any provision of the Plan, any Option, Award or SAR granted hereunder or any agreement evidencing any such Option, Award or SAR shall be final and conclusive upon all parties, except as may otherwise be determined by the Board of Directors.

5.5. Committee Voting. Subject to section 5.7 hereof, directors of the Company (or members of the Committee) who are either eligible to receive Options, Awards or SARs hereunder, or to whom Options, Awards or SARs have been granted hereunder, may vote on any matter affecting the administration of the Plan or the granting of Options, Awards or SARs under the Plan; provided, however, that no director (or member of the Committee) shall vote upon the granting of an Option, Award or SAR to himself, but any such director (or Committee member) may be counted in determining the existence of a quorum at any meeting of the Board of Directors (or the Committee) at which the Plan is administered or action is taken with respect to the granting of any Option, Award or SAR.

5.6. Committee Exculpation. All expenses and liabilities incurred by the Committee in the administration of the Plan shall be borne by the Company. The Committee may employ attorneys, consultants, accountants or other persons in connection with the administration of the Plan. The Company, and its officers and directors, shall be entitled to rely upon the advice, opinions or valuations of any such persons. No member of the Committee or Board of Directors shall be liable for any action, determination or interpretation taken or made in good faith with respect to the Plan or any Option, Award or SAR granted hereunder.

5.7. Granting of Options and SARs to Directors and Officers. Administrative discretion regarding the selection of any Employee of the Company to whom Options, Awards and SARs may be granted pursuant to this Plan, or the determination of the number of shares of Common Stock that may be allocated to such Options, Awards or SARs and the terms thereof, shall be exercised in the following manner: (i) approval in advance by the full Board of Directors; or (ii) approval in advance by a committee that is composed solely of two or more "Non-Employee Directors," as such term is defined under Rule 16b-3 ("Rule 16b-3") promulgated under the Securities Exchange Act of 1934; or (iii) approval in advance by a majority of the Company's shareholders in accordance with Rule 16b-3; or (iv) ratification by a majority of the Company's shareholders no later than the next annual shareholder meeting; or (v) the officer, employee or director retains the issuer equity securities for a period of six (6) months following their acquisition in accordance with Rule 16b-3.

SECTION 6. TERMS AND CONDITIONS OF OPTIONS.

6.1. ISOs. The terms and conditions of each ISO granted under the Plan shall be specified by the Committee, shall be set forth in a written ISO agreement between the Company and the Participant in such form as the Committee shall approve, and shall be clearly identified therein as an ISO. The terms and conditions of each ISO shall be such that each ISO issued hereunder shall constitute and be treated as an "incentive stock option" as defined in section 422 of the Code. The terms and conditions of any ISO granted hereunder need not be identical to those of any other ISO granted hereunder. Notwithstanding the above, the terms and conditions of each ISO shall include the following:

6.1.1. The exercise price shall not be less than one hundred percent (100%) (or one hundred ten percent (110%) in the case of an Employee referred to in section 6.1.3 hereof) of the Fair Market Value of the shares of Common Stock subject to the ISO on the date the ISO is granted, but in no event shall the option price be less than the par value of such shares, which price shall be payable in U.S. dollars upon the exercise of such ISO and paid, except as otherwise provided in section 6.6, in cash or by check immediately upon exercise.

6.1.2. The Committee shall fix the term of all ISOs granted pursuant to the Plan, including the date on which such ISO shall expire and terminate; provided, however, that such term shall in no event exceed ten (10) years from the date on which such ISO is granted (or, in the case of an ISO granted to an Employee referred to in section 6.1.3 hereof, such term shall in no event exceed five (5) years from the date on which such ISO is granted). Each ISO shall be exercisable in such amount or amounts, under such conditions and at such times or intervals or in such installments as shall be determined by the Committee in its sole discretion. The Committee may provide that in the event such Employee holding the ISO shall cease to be an Employee as defined in Section 422 of the Code, such option may remain outstanding, but shall be automatically converted into a Non-Qualified Stock Option.

6.1.3. An ISO shall not be granted to an Employee who, at the time the ISO is granted, owns (actually or constructively under the provisions of Code section 424(d)) stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or Subsidiary of the Company (taking into account the attribution rules of Code section 424), unless the exercise price is at least one hundred ten percent (110%) of the Fair Market Value (determined as of the time the ISO is granted) of the shares of Common Stock subject to the ISO and the ISO by its terms is not exercisable more than five (5) years from the date it is granted. Notwithstanding any other provision of the Plan, the provisions of this section 6.1.3 shall not apply, or be construed to apply, to any Non-Qualified Option or SAR granted under the Plan.

6.1.4. In the event the Company or any Subsidiary of the Company is required to withhold any Federal, state or local taxes in respect of any compensation income realized by the Participant as a result of any "disqualifying disposition" of any shares of Common Stock acquired upon exercise of an ISO granted hereunder, the Company shall deduct from any payments of any kind otherwise due to such Participant the aggregate amount of such Federal, state or local taxes required to be so withheld or, if such payments are insufficient to satisfy such Federal, state or local taxes, or if no such payments are due or to become due to such Participant, then such Participant shall be required to pay to the Company, or make other arrangements satisfactory to the Company regarding payment to the Company of, the aggregate amount of any such taxes. All matters with respect to the total amount of taxes to be withheld in respect of any such compensation income shall be determined by the Committee in its sole discretion.

6.1.5 If upon the exercise of one or more Options granted pursuant to this or any other plan of the Company or any Subsidiary of the Company that are designated as ISOs upon the grant thereof, a portion of such exercised Options are not treated as ISOs pursuant to Code section 422(d), which sets a limit upon the aggregate Fair Market Value (determined at the time the ISOs are granted) of stock subject to ISOs that may become exercisable by the optionee thereof for the first time during any calendar year, then the Company shall issue one or more certificates evidencing the Common Stock acquired pursuant to the exercise of ISOs and one or more certificates evidencing the Common Stock acquired pursuant to the exercise of Options not treated as ISOs in accordance with Code section 422 and shall so identify such certificates in the Company's stock transfer records.

6.1.6. Following a transfer of stock to a Participant pursuant to such Participant's exercise of an ISO, the Company or any Subsidiary of the Company shall (on or before January 31 of the calendar year following the year of such transfer) furnish to such Participant the written statement prescribed by Code section 6039 and the Treasury Regulations promulgated thereunder.

6.2. Non-Qualified Options. The terms and conditions of each Non-Qualified Option granted under the Plan shall be specified by the Committee, in its sole discretion, shall be set forth in a written option agreement between the Company and the Participant in such form as the Committee shall approve, and shall be clearly identified therein as a Non-Qualified Option. The terms and conditions of each Non-Qualified Option shall be such that each Non-Qualified Option granted hereunder shall not constitute or be treated as an "incentive stock option," as such phrase is defined in section 422 of the Code, and will be a "non-qualified stock option" for Federal income tax purposes to which Code section 421 does not apply. The terms and conditions of any Non-Qualified Option granted hereunder need not be identical to those of any other Non-Qualified Option granted hereunder. Notwithstanding the above, the terms and conditions of each Non-Qualified Option shall include the following:

6.2.1. The option price shall be as determined by the Committee, but, unless otherwise specifically determined by the Committee, shall not be less than one hundred percent (100%) of the Fair Market Value, as determined in good faith by the Committee, of the shares of Common Stock subject to the Non-Qualified Option on the date such Non-Qualified Option is granted, nor less than the par value of such shares.

6.2.2. The Committee shall fix the term of all Non-Qualified Options granted pursuant to the Plan (including the date on which such Non-Qualified Option shall expire and terminate). Such term may be more than ten (10) years from the date on which such Non-Qualified Option is granted. Each Non-Qualified Option shall be exercisable in such amount or amounts, under such conditions, and at such times or intervals or in such installments as shall be determined by the Committee in its sole discretion and as set forth in the agreement evidencing such Non-Qualified Stock Option.

6.2.3. In the event the Company, a Subsidiary thereof, or National is required to withhold any Federal, state or local taxes in respect of any compensation income realized by the Participant in respect of a Non-Qualified Option granted hereunder or in respect of any shares of Common Stock acquired upon exercise of a Non-Qualified Option, the Company, a Subsidiary thereof, or National shall deduct from any payments of any kind otherwise due to such Participant the aggregate amount of such Federal, state or local taxes required to be so withheld or, if such payments are insufficient to satisfy such Federal, state or local taxes, or if no such payments are due or to become due to such Participant, then such Participant shall be required to pay to the Company, or make other arrangements satisfactory to the Company regarding payment to the Company of, the aggregate amount of any such taxes. All matters with respect to the total amount of taxes to be withheld in respect of any such compensation income shall be determined by the Committee in its sole discretion.

6.3. SARs. The terms and conditions of each SAR granted under the Plan shall be specified by the Committee, in its sole discretion, shall be set forth in a written agreement between the Company and the Participant in such form as the Committee shall approve, and shall be clearly identified therein as a SAR. The Committee shall have the power to grant, simultaneously with the grant of a Non-Qualified Option or at any other time, stock appreciation rights with respect to that portion of Common Stock as the Committee in its discretion determines. Such rights may be granted separately and exclusively ("Exclusive SARs") or in connection with a Non-Qualified Option ("Attached SARs") at the time of grant of such Non-Qualified Option. The Committee will not grant any SAR unless it first obtains an opinion of counsel that such grant does not invoke the provisions of Section 409A of the Code. The terms and conditions of any SAR granted hereunder need not be identical to those of any other SAR granted hereunder. Notwithstanding the above, the terms and conditions of SARs shall include the following:

6.3.1. Exclusive SARs shall include in their terms the Fair Market Value, for purposes of this section 6.3, of one (1) share of the Company's Common Stock and shall provide that such SAR shall not be exercisable prior to a date as determined by the Committee.

6.3.2. An Attached SAR may be exercised only to the extent the Non-Qualified Option to which it relates is exercisable.

6.3.3. A SAR shall entitle the holder thereof to exercise such SAR (or any portion thereof), and in the case of an Attached SAR, to surrender simultaneously the Non-Qualified Option (or such portion thereof) to the Company, and to receive from the Company in exchange therefor cash, or its equivalent in shares of Common Stock, or any combination thereof as determined in the sole discretion of the Committee, having an aggregate value equal to the excess of the Fair Market Value of one (1) share of Common Stock at the date of exercise over the Fair Market Value thereof upon the date the SAR exercised was granted, as determined pursuant to section 6.3.1 above, times the number of SARs exercised or the number of Non-Qualified Options surrendered.

6.3.4. The Committee reserves the right to call for the exercise of a SAR at any time without the approval of the holder of such SAR.

6.3.5. If the Committee elects to pay part or all of the benefit determined in accordance with section 6.3.3 above in shares of Common Stock, the value of a share of Common Stock for such purpose shall be the Fair Market Value, as determined in accordance with section 2.10 hereof, on the date of exercise. Provided, however, that fractional shares shall not be delivered under this paragraph 6.3.5, and in lieu thereof a cash adjustment shall be made.

6.3.6. If a SAR is settled with Common Stock, it shall be a condition to the obligation of the Company, upon settlement of a SAR, that the holder thereof pay to the Company, upon its demand, such amount as may be requested by the Company for the purpose of satisfying its liability to withhold Federal, state or local income or other taxes incurred by reason of the exercise of the SAR. If the amount requested is not paid, the Company may refuse to conclude settlement of the SAR. If a SAR is settled with cash, the Company, a Subsidiary thereof, or National (as applicable) shall deduct from any payments of any kind otherwise due to such Participant the aggregate amount of such Federal, state or local taxes required to be so withheld or, if such cash is insufficient to satisfy such Federal, state or local taxes, then such Participant shall be required to pay to the Company, or make other arrangements satisfactory to the Company regarding payment to the Company of, the aggregate amount of any such taxes. All matters with respect to the total amount of taxes to be withheld in respect of any such compensation income shall be determined by the Committee in its sole discretion.

6.4. Grant of Awards. The Committee is hereby authorized to grant other Awards to such Employees as it, in its discretion, deems advisable. Such other Awards granted may be in the form of Restricted Stock Awards, Restricted Stock Unit Awards, Performance Share Awards, Performance Unit Awards or any combination thereof that the Committee, in its discretion deems advisable. Each Award shall be subject to the following:

6.4.1. Any such Award shall be subject to such conditions, restrictions and contingencies as the Committee shall determine.

6.4.2. The Committee may designate whether any such Award being granted to any Participant is intended to be "performance-based compensation" as that term is used in Section 162(m) of the Code. Any such Awards designated as intended to be "performance-based compensation" shall be conditioned on the achievement of one or more performance measures, to the extent required by Section 162(m) of the Code. For Awards under this Section 6.4 intended to be "performance-based compensation," the grant of the Awards and the establishment of the performance measures shall be made during the period required under section 162(m) of the Code.

6.5. Terms and Conditions Common to All Options, Awards and SARs. All Options, Awards and SARs granted under the Plan shall include the following provisions:

6.5.1. All Options, by their terms, shall not be transferable otherwise than by last will and testament or the laws of descent and distribution; provided, however, Non-Qualified Options, Awards, and SARs may also be transferable to members of the Participant's immediate family (or to one or more trusts for the benefit of such family members or to partnerships or limited liability companies in which such family members or trusts are the only partners or members or to IRS qualified educational, charitable or religious foundations or institutions), if (i) the agreement with respect to which such Option, Award, or SAR relates expressly so provides, and (ii) the Participant does not receive any consideration for the transfer. Any Option, Award, or SAR held by any such transferees would continue to be subject to the same terms and conditions that are applicable to such Options immediately prior to their transfer, including, but not limited to, the Company's right to purchase as set forth in Section 6.5.7. During a Participant's lifetime ISOs shall be exercisable only by the Participant and Non-Qualified Options and SARs may be exercised by the Participant or the appropriate transferee.

6.5.2. Each Option, Award or SAR shall state the number of shares to which it pertains and the requirements and vesting schedule thereof, if any.

6.5.3. Except as otherwise provided in section 6.5.4 (relating to permanent and total disability), 6.5.5 (relating to death), and 6.5.6 (relating to "cause"), in the event a Participant shall cease to be employed by the Company or a Subsidiary of the Company on a full-time basis for any reason, the unexercised portion of any Option or SAR held by such Participant at that time shall lapse when Participant ceased to be so employed.

6.5.4. In the event a Participant shall cease to be employed by the Company or any Subsidiary of the Company on a full-time basis by reason of his "permanent and total disability" (within the meaning of section 22(e)(3) of the Code), the unexercised portion of any Option or SAR held by such Participant at that time may only be exercised within 180 days after the date on which the Participant ceased to be so employed, and only to the extent that the Participant could have otherwise exercised such Option or SAR as of the date on which he ceased to be so employed; provided that in no event may such Option be exercised beyond the expiration of the term of the Option or SAR.

6.5.5. In the event a Participant shall die while in the full-time employ of the Company or a Subsidiary of the Company, the unexercised portion of any Option or SAR held by such Participant at the time of his death may only be exercised within 180 days after the date of such Participant's death, and only to the extent that the Participant could have otherwise exercised such Option or SAR at the time of his death. In such event, such Option or SAR may be exercised by the executor or administrator of the Participant's estate or by any person or persons who shall have acquired the Option or SAR directly from the Participant by last will and testament or the applicable laws of descent and distribution with respect to ISOs and by transfers permitted in Section 6.5.1 with respect to Non-Qualified Options and SARs.

6.5.6. In the event a Participant is terminated from employment with the Company for "cause," such Participant's right to exercise any Option, Award or SAR granted hereunder, whether vested or non-vested, shall terminate upon notice of discharge. For purposes of this paragraph, "cause" shall mean final conviction of a felony, adjudication of bankruptcy, nonacceptance of office or conduct prejudicial to the interests of the Company.

6.5.7. If a Participant shall cease to be employed by the Company or any Subsidiary of the Company for any reason, the Company, at its discretion, may elect to repurchase from the Participant or his legal representative any and all Common Stock received by such Participant upon exercise of any Options as of the date of termination for a price per share equal to the exercise price of such Options. The Company's right to repurchase the Common Stock shall continue for a period of six (6) years from the date of grant of such Option. The payment for shares of Common Stock repurchased by the Company pursuant hereto shall be made, in cash or by check, at the address of the Participant as set forth in the stock records of the Company, or at such other location as the parties to the repurchase may mutually agree. Upon payment by the Company in compliance with the provisions of this section 6.5.7, the Participant or his legal representative shall deliver to the Company for cancellation the certificate(s) evidencing the Common Stock repurchased by the Company. The failure of the Participant or legal representative to so deliver the certificate(s) shall not impinge the validity of the Company's repurchase.

6.5.8. Notwithstanding anything in the Plan to the contrary, the Committee may grant Options, Awards, and SARs to Employees, as such term is defined in Section 2.7 hereof with respect to Options, Awards, and SARs, that do not include the provisions of Section 6.5.3 through 6.5.7, or that include modified versions thereof, provided the agreement evidencing such Options or SARs reflects such deletions or modifications; provided, further, agreements with respect to ISOs shall include provisions necessary for them to qualify as "incentive stock options" within the meaning of Section 422(b) of the Code.

6.6. Payment of Exercise Price. The payment of the exercise price of an Option granted under this Plan shall be subject to the following:

6.6.1. Subject to the following provisions of this Section 6.6, the full exercise price for shares of Common Stock purchased upon the exercise of any Option shall be paid at the time of such exercise (except that, in the case of an exercise arrangement approved by the Committee and described in Paragraph 6.6.3, payment may be made as soon as practicable after the exercise).

6.6.2. The exercise price shall be payable in cash or by tendering, by either actual delivery of shares or by attestation, shares of Common Stock acceptable to the Committee, and valued at Fair Market Value as of the day of exercise, or in any combination thereof, as determined by the Committee; provided, unless otherwise determined by the Committee, no shares may be tendered pursuant to this paragraph unless such shares have been held by the Participant for six (6) months or more.

6.6.3. The Committee may permit a Participant to elect to pay the exercise price upon the exercise of an Option by irrevocably authorizing a third party to sell shares of Common Stock (or a sufficient portion of the shares) acquired upon exercise of the Option and remit to the Company a sufficient portion of the sale proceeds to pay the entire Exercise Price and any tax withholding resulting from such exercise.

6.7. Modification of Options. Subject to the terms and conditions and within the limitations of the Plan, and with respect to ISOs as permitted by the Code, the Committee, in its discretion, may modify outstanding Options, Awards and SARs granted under the Plan; provided, however, that no modification of an Option, Award or SAR shall, without the consent of the holder thereof, cause an ISO to become a Non-Qualified Option or, except as otherwise set forth herein, alter or impair any rights or obligations under any Option, Award, or SAR theretofore granted under the Plan. The Committee, in its discretion, may provide in the applicable Option agreement that the Option may be exercised in whole or in part prior to vesting and prior to its expiration; provided the shares so exercised shall be held by the Company until vesting occurs or canceled and the purchase price refunded if employment and Board membership terminates prior to vesting.

6.8. Fixed Option Grant of Stock Options to Certain Directors. Each Director of the Company who is not an employee of the Company ("Non-Employee Director") shall automatically be granted Non-Qualified Option to acquire fifteen thousand (15,000) shares of Common Stock on the date of the first Meeting of Shareholders held in a calendar year. All such Non-Qualified Options shall have a per share exercise price equal to the Fair Market Value of a share of Common Stock at the close of business on the date of grant. The provisions of this section 6.8 may not be amended more than once every six (6) months, other than to comply with changes in the Code, ERISA, or rules promulgated thereunder.

6.9. Rights as a Stockholder. Any Participant or transferee of an Option, Award, or SAR granted hereunder shall have no rights as a stockholder of the Company with respect to any shares of Common Stock to which such Option, Award or SAR relates until the date of the issuance of a stock certificate to him for such shares. No adjustment shall be made for dividends (ordinary or extraordinary, whether in cash, securities or other property) or distributions or other rights for which the record date is prior to the date such stock certificate is issued, except as otherwise required by section 7 hereof.

6.10. Other Agreement Provisions. The agreements evidencing Options, Awards and SARs authorized under the Plan shall contain such other provisions, including, without limitation, restrictions upon the exercise of Options or SARs, as the Committee shall deem advisable. Any ISO agreement hereunder shall contain such limitations and restrictions upon the exercise of ISOs as shall be necessary in order that such ISOs will be "incentive stock options" as defined in Section 422 of the Code, or to conform to any change in the law, which provisions shall control any inconsistent or contradictory provision of the Plan.

6.11. Financing. The Board may authorize the Company to the extent permitted under applicable law, rule or regulation, to finance the exercise of any Option by the acceptance of the Participant's full recourse promissory note bearing interest at a fixed rate equal to 2 1/2% below the national prime interest rate on the date of the note, with interest payable quarterly and principal due and payable in 60 months. The note will be secured with shares of Common Stock having a Fair Market Value of 200% of the amount of the principal of the note as established on the date of the loan. Additionally, the notes require the pledge of additional shares or a reduction in the principal of the note and any time that the value of the collateral drops below 150% of the base amount of the outstanding balance of the note.

SECTION 7. ADJUSTMENTS.

7.1. Reorganization, Merger, Recapitalization, Etc. Subject to any required action by the Company's shareholders, in the event that, after the adoption of the Plan by the Board of Directors, the outstanding shares of the Company's Common Stock shall be increased or decreased or changed into or exchanged for a different number or kind of shares of stock or other securities of the Company or of another corporation through reorganization, merger or consolidation, recapitalization, reclassification, stock split, split-up, combination or exchange of shares or declaration of any dividends payable in Common Stock or in any other manner effected without the receipt of consideration by the Company, the Committee shall appropriately adjust (i) the number of shares of Common Stock (and the option price per share) subject to the unexercised portion of any outstanding Option (to the nearest possible full share), provided, however, that the limitations of sections 422 and 424 of the Code shall apply with respect to adjustments made to ISOs so as not to cause any ISO to cease to qualify as an ISO under Code section 422, and (ii) the number of shares of Common Stock for which Options may be granted under this Plan, as set forth in section 4.1 hereof, and such adjustments shall be effective and binding for all purposes of this Plan.

7.2. Sale of Not Less Than 50% of Common Stock. Notwithstanding section 7.1, upon the closing of any offer to holders of not less than fifty percent (50%) of the Company's Common Stock relating to the acquisition of their shares in a single transaction or related series of transactions, including, without limitation, through purchase, merger or otherwise, or any transaction relating to the acquisition of substantially all of the assets or business of the Company, the Committee may make such adjustment as it deems equitable in respect of outstanding Options, Awards or SARs including, without limitation, the revision or cancellation of any outstanding Options, Awards or SARs; provided, that, to the extent any such Options, Awards or SARs shall be vested, such cancellation or revision shall be based upon the difference between the acquisition value for the Company's Common Stock and the exercise price of such Options, Awards or SARs. Any such equitable determination by the Committee shall be effective and binding for all purposes of this Plan and any agreement hereunder.

7.3. Acceleration of Vesting. A dissolution or liquidation of the Company or a merger, consolidation or acquisition in which the Company is not the surviving corporation shall cause the vesting date of each outstanding Option to accelerate and be exercisable within sixty (60) days prior to such occurrence in whole or in part.

7.4. Limited Rights Upon Company's Restructure. Except as herein before expressly provided in this section 7, a holder of an Option, Award or a SAR shall have no rights by reason of any subdivision or consolidation of shares of stock of any class or the payment of any stock dividend or any other increase or decrease in the number of shares of stock of any class or by reason of any dissolution, liquidation, merger, or consolidation, or spin-off of assets or stock of another corporation, and any issue by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall not affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares of Common Stock subject to an Option, Award or SAR granted hereunder.

7.5. Effect of Options and SARs on Company's Capital and Business Structure. The grant of an Option, Award or a SAR pursuant to the Plan shall not affect in any way the right or power of the Company to make adjustments, reclassifications, reorganizations or changes of its capital or business structure or to merge or to consolidate or to dissolve, liquidate or sell, or transfer all or any part of its business or assets.

SECTION 8. EFFECT OF THE PLAN ON EMPLOYMENT RELATIONSHIP. Neither the Plan nor any Option, Award or SAR granted hereunder to an Employee shall be construed as conferring upon such Participant any right to continue in the employ of the Company or the service of the Company or any Subsidiary, as the case may be, or limit in any respect the right of the Company or any Subsidiary to terminate such Participant's employment or other relationship with the Company or any Subsidiary, as the case may be, at any time.

SECTION 9. AMENDMENT OF THE PLAN. The Board of Directors may, as permitted by law, amend the Plan from time to time as it deems desirable; provided, however, that, without the approval of the holders of a majority of the outstanding Common Stock of the Company entitled to vote thereon at a shareholders' meeting, the Board of Directors may not amend the Plan to (i) increase (except for increases due to adjustments in accordance with section 7 hereof) the aggregate number of shares of Common Stock which may be issued under the Plan, (ii) increase the benefits accruing to a Participant under this Plan, including any decrease in the minimum exercise price specified by the Plan in respect of ISOs, (iii) change the class of Employees eligible to receive Options, Awards, or SARs under the Plan, or (iv) make any other revision to the Plan as it relates to ISOs that requires shareholder approval under the Code. Notwithstanding any other provision of the Plan, shareholder approval of amendments to the Plan need not be obtained if such approval is not required under Rule 16b-3 (to the extent applicable to the Company) as of the effective date of such amendments, and with respect to ISOs, if such approval is not required under Code section 422.

SECTION 10. COMPLIANCE WITH RULE 16B-3 AND CODE SECTION 422. The Company shall use its best efforts to maintain the Plan, and to assure the Options, Awards and SARs are granted and exercised under the Plan, in accordance with Rule 16b-3 (to the extent Rule 16b-3 could be applicable to any transaction in securities arising in connection with the Plan), and with respect to ISOs, Code Section 422, as said Rule 16b-3 and Code Section 422 may be amended from time to time, and any and all successor statutes and regulations thereof, including without limitation, the seeking of any appropriate amendments to the Plan and all requisite approvals and consents of such amendments; provided, however, that except as otherwise set forth in the Plan, the Company shall take no action that adversely affects Options, Awards or SARs then outstanding under the Plan without the prior written consent of the holders of such Options, Awards or SARs.

SECTION 11. INVESTMENT PURPOSE. Each Option, Award and SAR under the Plan shall be granted on the condition that the purchases of stock thereunder shall be for investment purposes, and not with a view to resale or distribution, except that in the event the stock subject to such Option, Award or SAR is registered under the Securities Act of 1933, as amended, or in the event a resale of such stock without such registration would otherwise be permissible under applicable laws, rules and regulations. Such condition shall be inoperative if, in the opinion of counsel for the Company, such condition is not required under the Securities Act of 1933 or any other applicable law, regulation, or rule of any governmental agency.

SECTION 12. INDEMNIFICATION OF COMMITTEE. In addition to such other rights of indemnification as they may have as directors or as members of the Committee, the members of the Committee shall be indemnified by the Company against the reasonable expenses, including attorneys' fees actually and necessarily incurred in connection with the defense of any action, suit or proceeding, or in connection with any appeal therein, to which they or any of them may be a party by reason of any action taken or failure to act under or in connection with the Plan or any Option, Award or SAR granted hereunder, and against all amounts paid by them in settlement thereof (provided such settlement is approved by independent legal counsel selected by the Company) or paid by them in satisfaction of a judgment in any such action, suit or proceeding, except in relation to matters as to which it shall be adjudged in such action, suit or proceeding that such Committee member is liable for negligence or misconduct in the performance of his duties; provided that within sixty (60) days after institution of any such action, suit or proceeding, a Committee member shall in writing offer the Company the opportunity, at its expense, to handle and defend the same.

SECTION 13. TERMINATION OF THE PLAN. The Board of Directors may terminate the Plan at any time. No Option may be granted hereunder after termination of the Plan. The termination or amendment of the Plan shall not alter or impair any rights or obligations under any Option, Award or SAR theretofore granted under the Plan.

SECTION 14. APPLICATION OF FUNDS. The proceeds received by the Company from the sale of Common Stock pursuant to Options granted hereunder shall be used for general corporate purposes.

SECTION 15. NO OBLIGATION TO EXERCISE OPTION OR SAR. The granting of an Option or SAR hereunder shall impose no obligation upon the Participant to exercise such Option or SAR.

SECTION 16. EMPLOYEE STOCK PURCHASE PLAN (ESPP).

16.1. Definitions. As used in Sections 16 and 17, the following words and phrases shall have the meanings below or as defined elsewhere herein, unless a different meaning is plainly required by the context:

16.1.1. The term "Closing Price" shall mean the fair market value of a share the Company's Common Stock determined by applying the rules set forth in Section 2.10 above.

16.1.2. The term "Contribution Account" shall mean the account established on behalf of an Employee Member to which shall be credited the amount of the Employee Member's contribution.

16.1.3. The term "Employee Member" shall mean any Employee of the Employer who has met the conditions and provisions for becoming an Employee Member as provided herein.

16.1.4. The term "Employer" shall mean the Company and any corporation during any period in which such corporation is a "subsidiary corporation" as that term is defined in section 424(f) of the Code with respect to the Company that the Committee designates to be subject to this Employee Stock Purchase Plan.

16.1.5. The term "Exercise Date" shall mean the last trading date on the American Stock Exchange (or successor exchange) in the Plan Year.

16.1.6. The term "Grant Date" shall mean the first American Stock Exchange (or successor exchange) trading date of the Plan Year.

16.1.7. The term "Issue Price" shall mean a price per share of Common Stock as determined by the Board, but not less than eighty-five percent (85%) of the lower of the Closing Price of the shares on either the Grant Date or the Exercise Date as determined on the Exercise Date.

16.1.8. The term "Member's Contribution Rate" shall be an exact number of dollars elected by the Employee Member to contribute by regular payroll deductions to their Contribution Account.

16.1.9. The term "Plan Year" shall mean a twelve (12) month period beginning on the first day of January and ending on the last day of December.

16.2. Membership in Employee Stock Purchase Plan.

16.2.1. Each Employee shall become eligible to participate in the Employee Stock Purchase Plan upon his or her date of employment. For purposes of this Employee Stock Purchase Plan, the term "Employee" means any person who, at the time an option under this Employee Stock Purchase Plan is granted to such person, is an "employee," as such term is used in section 423 of the Code and described in Regulations section 1.421-7(h)(1), of the Employer. Options under this Employee Stock Purchase Plan may be granted only to Employees of the Employer.

16.2.2. Upon becoming an Employee Member, said Employee Member shall be bound by the terms of this Employee Stock Purchase Plan and the other applicable provisions of the Plan, including any amendments hereto.

16.2.3. Each Employee who becomes eligible to participate shall be furnished a summary of the Employee Stock Purchase Plan and a Request for Participation form. If such Employee elects to participate hereunder, he/she shall complete such form and file it with his/her Employer. The completed Request for Participation form shall indicate the amount of Employee contribution or purchase amount authorized by the Employee Member.

16.3. Issuance of Stock Purchase Plan Rights.

16.3.1. In order to participate in this Employee Stock Purchase Plan an Employee must authorize Employer to deduct through payroll deduction an exact number of dollars per pay period, but not less than $10.00 per pay period or more than the payment to the employee that pay period. Such Employee authorization shall be in writing and on such forms as provided by the Company. Such deductions shall begin as of the first pay period after receipt of the Request for Participation form at the corporate offices, but no later than March 31 in any Plan Year, unless extended by the Board. For all purposes of this Employee Stock Purchase Plan, such contributions shall be deemed a part of the Employee Member's Contribution. No interest shall accrue on any amounts withheld under this Employee Stock Purchase Plan.

The Employee Member's Contribution Rate, once established, shall remain in effect for all Plan Years unless changed by the Employee Member in writing on such forms as provided by the Company and filed with the Company.

At any time during the Plan Year, an Employee Member may notify the Company he/she wishes to discontinue contributions. This notice shall be in writing and on such forms as provided by the Company and shall become effective as of a date not more than thirty (30) days following its receipt by the Company.

Employee Members may elect to withdraw some or all of their contributions once at any time during the Plan Year without being terminated from the Plan. However, if contributions are withdrawn a second time during the Plan Year, no further contributions will be permitted during that Plan Year.

16.3.2. If the total number of shares of Common Stock to be purchased hereunder by all Employee Members exceeds the number of shares authorized under the Plan, a pro-rata allocation of the available shares will be made among all Employee Members authorizing such payroll deductions based on the amount in their respective Contribution Account on the Exercise Date.

16.3.3. On each Exercise Date the Employee Member's Contribution Account shall be used to purchase the maximum number of whole shares of Common Stock determined by dividing the Issue Price into the Member's Contribution Account. Any money remaining in a Employee Member's Contribution Account may be returned to the Employee Member if requested. If such return is not requested, the balance will remain in the Contribution Account to be used in the next Plan Year along with new contributions in the new Plan Year. All rights or options under this Employee Stock Purchase Plan shall be subject to such amendment of modification as the Company shall deem necessary to comply with any applicable law or regulation, and shall contain such other provisions as the Company shall deem necessary to comply with any applicable law or regulation, and shall contain such other provisions as the Company shall from time to time approve and deem necessary.

16.3.4. In no event may an Employee Member:

(i) Be granted an option under this Employee Stock Purchase Plan which permits such Employee's rights to purchase Common Stock under all employee stock purchase plans of the Employer to accrue at a rate which exceeds $25,000 of fair market value of such Common Stock (determined at the time such option is granted) for each calendar year in which such option is outstanding at any time consistent with Section 423(b)(8) of the Code and the Treasury Regulations promulgated thereunder;

(ii) Receive an option under this Employee Stock Purchase Plan if he/she beneficially owns, immediately after the option is granted, 5% or more of the total combined voting power or value of all outstanding common stock of the Employer and, for purposes of this clause (ii) the rules of section 424(d) of the Code shall apply in determining the stock ownership of an individual and stock which the Employee may purchase under outstanding options shall be treated as stock owned by the Employee; or

(iii) Transfer or otherwise alienate any option granted to him/her under this Employee Stock Purchase Plan other than by will or the laws of intestate succession.

16.3.5. The Company certificates representing shares of Common Stock purchased through the exercise of the option granted under this Employee Stock Purchase Plan shall be issued as soon as practical after the date of such exercise.

16.3.6. Any Employee whose employment with the Employer is terminated for any reason except death and retirement during the Plan Year shall cease to be an Employee Member immediately. The balance of the Member's Contribution Account shall be paid to such Employee Member, or his legal representative, as soon as practical after termination. Any options granted to such Employee Member shall be deemed null and void.

16.3.7. If an Employee Member shall die during a Plan Year, no further contributions on behalf of the deceased Employee Member shall be made. The Executor or legal representative of the deceased Employee Member may elect to withdraw the balance in said Member's Contribution Account by notifying the Employer in writing. In the event no election to withdraw has been made, the balance accumulated in the deceased Member's Contribution Account shall be used to purchase shares in accordance with this Employee Stock Purchase Plan.

16.3.8. If an Employee Member shall retire during a Plan Year, no further contributions on behalf of the retired Employee Member shall be made. The Employee Member may elect to withdraw the balance in his/her Contribution Account by notifying the Employer in writing. In the event no election to withdraw has been made, the balance accumulated in the retired Member's Contribution Account shall be used to purchase shares in accordance with this Section 16.

SECTION 17. MISCELLANEOUS PROVISIONS OF THE ESPP.

17.1. Administration of ESPP. The Board or any person delegated such authority by the Board shall administer the Employee Stock Purchase Plan and keep records of individual Employee Member benefits. The Board shall administer the ESPP provided in Sections 16 and 17 in such a manner as to qualify it as an "employee stock purchase plan" intended to satisfy the requirements of Section 423 of the Code (although the Company makes no undertaking nor representation to obtain or maintain qualification under Section 423). The Board shall interpret the Employee Stock Purchase Plan and shall determine all questions arising in the administration, interpretation and application of the Employee Stock Purchase Plan, and all such determinations by the Board shall be conclusive and binding on all persons.

17.2. Limitation of Benefit. Each Employee Member, former Employee Member, or any other person who shall claim the right or benefit under this Employee Stock Purchase Plan, shall be entitled only to look to the Company for such benefit.

17.3. Amendment of ESPP. The Board may at any time or from time to time, amend the Employee Stock Purchase Plan in any respect or terminate same; provided, however, that, without the approval of the holders of a majority of the outstanding Common Stock of the Company entitled to vote thereon at a shareholders' meeting, the Board of Directors may not amend the Plan to increase (except for increases due to adjustments in accordance with section 7 hereof) the aggregate number of shares of Common Stock which may be issued under the Plan or change the class of Employees eligible to participate in this Employee Stock Purchase Plan. This Employee Stock Purchase Plan will be suspended in the event a "tender offer" is made to the shareholders of the Company. The Board's determination that such an offer has been made shall be conclusive. No contributions will be accepted and all Contribution Account balances will be refunded to Employee Members. This Employee Stock Purchase Plan may thereafter be reactivated by Board action at any time.

17.4. Expenses. The Company will pay all expenses of administering this Employee Stock Purchase Plan that may arise in connection with this Employee Stock Purchase Plan.

17.5. Rules, Regulations and Procedures. Any rules, regulations, or procedures that may be necessary for the proper administration or functioning of this Employee Stock Purchase Plan that are not covered in this Employee Stock Purchase Plan shall be promulgated and adopted by the Board.

17.6. Transferability. The option rights under this Employee Stock Purchase Plan are not subject to assignment or alienation. If an Employee Member attempts such assignment, transfer or alienation, the Company shall disregard that action.

17.7. No Right to Employment/Contract. This Employee Stock Purchase Plan will not be deemed to constitute a contract between an Employer and any Employee Member or to be a consideration of an inducement for the employment of any Employee Member or Employee. Nothing contained in this Employee Stock Purchase Plan shall be deemed to give any Employee Member or Employee the right to be retained in the service of an Employer or to interfere with the right of an Employer to discharge any Employee Member or Employee at any time regardless of the effect which such discharge shall have upon him/her as a Employee Member of the Plan.

17.8. Indemnification. No liability whatever shall attach to or be incurred by any past, present or future shareholders, officers or directors, as such, of the Employer or its affiliates, under or by reason of any of the terms, conditions or agreements contained in this Employee Stock Purchase Plan or implied therefrom, and any and all liabilities of, and any and all rights and claims against the Employer or its affiliates, or any shareholder, officer or director as such, whether arising at common law or in equity or created by statute or constitution or otherwise, pertaining to this Employee Stock Purchase Plan, are hereby expressly waived and released by every Employee Member, as a part of the consideration for any benefits by the Employers under this Employee Stock Purchase Plan.

17.9. Approvals. The Company's obligation to sell and deliver shares under the Employee Stock Purchase Plan is at all times subject to all approvals of any governmental authorities required in connection with the authorization, issuance, sale or delivery of such securities.

SECTION 18. NON-STATUTORY STOCK PURCHASE PLAN.

18.1. Definitions. As used in Sections 18 and 19, the following words and phrases shall have the meanings below or as defined elsewhere herein, unless a different meaning is plainly required by the context:

18.1.1. The term "Closing Price" shall mean the fair market value of a share of the Company's Common Stock determined by applying the rules set forth in Section 2.10 above.

18.1.2. The term "Contribution Account" shall mean the account established on behalf of a Non-Qualified Member to which shall be credited the amount of the Non-Qualified Member's contribution.

18.1.3. The term "Non-Qualified Member" shall mean any Employee of the Employer or an Affiliate who does not meet the requirements of Section 423 of the Code to participate in the statutory plan provided in Sections 16 and 17 above and has met the conditions and provisions for becoming an Non-Qualified Member as provided herein.

18.1.4. The term "Employer" shall mean National HealthCare Corporation and its Service Agreement provider, National Health Corporation, their successors and assigns, and any subsidiaries, divisions or Affiliates authorized by the Board to participate in the Non-Statutory Stock Purchase Plan with respect to their Employees.

18.1.5. The term "Exercise Date" shall mean the last trading date on the American Stock Exchange (or successor exchange) in the Plan Year.

18.1.6. The term "Grant Date" shall mean the first American Stock Exchange (or successor exchange) trading date of the Plan Year.

18.1.7. The term "Issue Price" shall mean a price per share of Common Stock as determined by the Board, but not less than eighty-five percent (85%) of the lower of the Closing Price of the shares on either the Grant Date or the Exercise Date as determined on the Exercise Date.

18.1.8. The term "Non-Qualified Member's Contribution Rate" shall be an exact number of dollars elected by the Non-Qualified Member to contribute by regular payroll deductions to their Contribution Account.

18.1.9. The term "Plan Year" shall mean a twelve (12) month period beginning on the first day of January and ending on the last day of December.

18.2. Membership in Non-Statutory Stock Purchase Plan.

18.2.1. The Board of Directors shall determine which of the Employees of the Employer (as Employer is defined in this Section 18) who do not meet the requirements to participate in the ESPP provided in Section 16 shall become eligible to participate in the Non-Statutory Stock Purchase Plan.

18.2.2. Upon becoming a Non-Qualified Member, said Employee Member shall be bound by the terms of this Non-Statutory Stock Purchase Plan and the other applicable provisions of the Plan, including any amendments hereto.

18.2.3. Each Employee who the Board of Directors determined is eligible to participate shall be furnished a summary of the Non-Statutory Stock Purchase Plan and a Request for Participation form. If such Employee elects to participate hereunder, he/she shall complete such form and file it with his/her Employer. The completed Request for Participation form shall indicate the amount of Employee contribution or purchase amount authorized by the Non-Qualified Member.

18.3. Issuance of Stock Purchase Plan Rights.

18.3.1. In order to participate in this Non-Statutory Stock Purchase Plan an Employee must authorize Employer to deduct through payroll deduction an exact number of dollars per pay period, but not less than $10.00 per pay period or more than the payment to the Employee that pay period. Such Employee authorization shall be in writing and on such forms as provided by the Company. Such deductions shall begin as of the first pay period after receipt of the Request for Participation form at the corporate offices, but no later than March 31 in any Plan Year, unless extended by the Board. For all purposes of this Non-Statutory Stock Purchase Plan, such contributions shall be deemed a part of the Non-Qualified Member's Contribution. No interest shall accrue on any amounts withheld under this Non-Statutory Stock Purchase Plan.

The Non-Qualified Member's Contribution Rate, once established, shall remain in effect for all Plan Years unless changed by the Non-Qualified Member in writing on such forms as provided by the Company and filed with the Company.

At any time during the Plan Year, a Non-Qualified Member may notify the Company he/she wishes to discontinue contributions. This notice shall be in writing and on such forms as provided by the Company and shall become effective as of a date not more than thirty (30) days following its receipt by the Company.

Non-Qualified Members may elect to withdraw some or all of their contributions once at any time during the Plan Year without being terminated from the Plan. However, if contributions are withdrawn a second time during the Plan Year, no further contributions will be permitted during that Plan Year.

18.3.2. If the total number of shares of Common Stock to be purchased hereunder by all Non-Qualified Members exceeds the number of shares authorized under the Plan, a pro-rata allocation of the available shares will be made among all Non-Qualified Members authorizing such payroll deductions based on the amount in their respective Contribution Account on the Exercise Date.

18.3.3. On each Exercise Date the Non-Qualified Member's Contribution Account shall be used to purchase the maximum number of whole shares of Common Stock determined by dividing the Issue Price into the Member's Contribution Account. Any money remaining in a Non-Qualified Member's Contribution Account may be returned to the Non-Qualified Member if requested. If such return is not requested, the balance will remain in the Contribution Account to be used in the next Plan Year along with new contributions in the new Plan Year. All rights or options under this Non-Statutory Stock Purchase Plan shall be subject to such amendment of modification as the Company shall deem necessary to comply with any applicable law or regulation, and shall contain such other provisions as the Company shall deem necessary to comply with any applicable law or regulation, and shall contain such other provisions as the Company shall from time to time approve and deem necessary.

18.3.4. In no event may a Non-Qualified Member:

(i) Be granted an option under this Non-Statutory Stock Purchase Plan which permits such Employee's rights to purchase Common Stock under all employee stock purchase plans of the Employer to accrue at a rate which exceeds $25,000 of fair market value of such Common Stock (determined at the time such option is granted) for each calendar year in which such option is outstanding at any time; or

(ii) Transfer or otherwise alienate any option granted to him/her under this Non-Statutory Stock Purchase Plan other than by will or the laws of intestate succession.

18.3.5. The Company certificates representing shares of Common Stock purchased through the exercise of the option granted under this Non-Statutory Stock Purchase Plan shall be issued as soon as practical after the date of such exercise.

18.3.6. Any Non-Qualified Member whose employment with the Employer (as Employer is defined in this Section 18) is terminated for any reason except death and retirement during the Plan Year shall cease to be an Non-Qualified Member immediately. The balance of the Member's Contribution Account shall be paid to such Non-Qualified Member, or his legal representative, as soon as practical after termination. Any options granted to such Non-Qualified Member shall be deemed null and void.

18.3.7. If a Non-Qualified Member shall die during a Plan Year, no further contributions on behalf of the deceased Non-Qualified Member shall be made. The Executor or legal representative of the deceased Non-Qualified Member may elect to withdraw the balance in said Member's Contribution Account by notifying the Employer in writing. In the event no election to withdraw has been made, the balance accumulated in the deceased Member's Contribution Account shall be used to purchase shares in accordance with this Non-Statutory Stock Purchase Plan.

18.3.8. If a Non-Qualified Member shall retire during a Plan Year, no further contributions on behalf of the retired Non-Qualified Member shall be made. The Non-Qualified Member may elect to withdraw the balance in his/her Contribution Account by notifying the Employer in writing. In the event no election to withdraw has been made, the balance accumulated in the retired Member's Contribution Account shall be used to purchase shares in accordance with this Section 18.

SECTION 19. MISCELLANEOUS PROVISIONS OF THE NON-STATUTORY STOCK PURCHASE PLAN.

19.1. Administration of Non-Statutory Stock Purchase Plan. The Board or any person delegated such authority by the Board shall administer the Non-Statutory Stock Purchase Plan and keep records of individual Non-Qualified Member benefits. The Board shall administer the Non-Statutory Stock Purchase Program provided in Sections 18 and 19 as a non-statutory plan, which is not intended to satisfy the requirements of Section 423 of the Code. The Board shall determine all questions arising in the administration, interpretation and application of the Non-Statutory Stock Purchase Plan, and all such determinations by the Board shall be conclusive and binding on all persons.

19.2. Limitation of Benefit. Each Non-Qualified Member, former Non-Qualified Member, or any other person who shall claim the right or benefit under this Non-Statutory Stock Purchase Plan, shall be entitled only to look to the Company for such benefit.

19.3. Amendment of Non-Statutory Stock Purchase Plan. The Board may at any time or from time to time, amend the Non-Statutory Stock Purchase Plan in any respect or terminate same. This Non-Statutory Employee Stock Purchase Plan will be suspended in the event a "tender offer" is made to the shareholders of the Company. The Board's determination that such an offer has been made shall be conclusive. No contributions will be accepted and all Contribution Account balances will be refunded to Non-Qualified Members. This Non-Statutory Stock Purchase Plan may thereafter be reactivated by Board action at any time.

19.4. Expenses. The Company will pay all expenses of administering this Non-Statutory Stock Purchase Plan that may arise in connection with this Non-Statutory Stock Purchase Plan.

19.5. Rules, Regulations and Procedures. Any rules, regulations, or procedures that may be necessary for the proper administration or functioning of this Non-Statutory Stock Purchase Plan that are not covered in this Non-Statutory Stock Purchase Plan shall be promulgated and adopted by the Board.

19.6. Transferability. The option rights under this Non-Statutory Stock Purchase Plan are not subject to assignment or alienation. If an Non-Qualified Member attempts such assignment, transfer or alienation, the Company shall disregard that action.

19.7. No Right to Employment/Contract. This Non-Statutory Stock Purchase Plan will not be deemed to constitute a contract between an Employer and any Non-Qualified Member or to be a consideration of an inducement for the employment of any Non-Qualified Member or Employee. Nothing contained in this Non-Statutory Stock Purchase Plan shall be deemed to give any Non-Qualified Member or Employee the right to be retained in the service of an Employer or to interfere with the right of an Employer to discharge any Non-Qualified Member or Employee at any time regardless of the effect which such discharge shall have upon him/her as a Non-Qualified Member of the Plan.

19.8. Indemnification. No liability whatever shall attach to or be incurred by any past, present or future shareholders, officers or directors, as such, of the Employer or its affiliates, under or by reason of any of the terms, conditions or agreements contained in this Non-Statutory Stock Purchase Plan or implied therefrom, and any and all liabilities of, and any and all rights and claims against the Employer or its affiliates, or any shareholder, officer or director as such, whether arising at common law or in equity or created by statute or constitution or otherwise, pertaining to this Non-Statutory Stock Purchase Plan, are hereby expressly waived and released by every Non-Qualified Member, as a part of the consideration for any benefits by the Employers under this Non-Statutory Stock Purchase Plan.

19.9. Approvals. The Company's obligation to sell and deliver shares under the Non-Statutory Stock Purchase Plan is at all times subject to all approvals of any governmental authorities required in connection with the authorization, issuance, sale or delivery of such securities.

SECTION 20. PHYSICIAN STOCK PURCHASE PLAN.

20.1. Definitions. As used in Sections 20 and 21, the following words and phrases shall have the meanings below or as defined elsewhere herein, unless a different meaning is plainly required by the context:

20.1.1. The term "Closing Price" shall mean the fair market value of the Company's Common Stock as determined by applying the rules set forth in Section 2.10 above.

20.1.2. The term "Employer" shall mean National HealthCare Corporation and its Service Agreement provider, National Health Corporation, their successors and assigns, and any subsidiaries, divisions or Affiliates authorized by the Board to participate in this Plan with respect to their Physicians.

20.1.3. The term "Exercise Date" for this Physician Stock Purchase Plan shall mean the last trading date on the American Stock Exchange (or successor exchange) in the Plan Year.

20.1.4. The term "Grant Date" shall mean the first American Stock Exchange (or successor exchange) trading date of the Plan Year.

20.1.5. The term "Issue Price" shall mean the lower of the Closing Price of the shares on either the Grant Date or the Exercise Date as determined on the Exercise Date.

20.1.6. The term "Physician" shall mean any licensed physician compensated by the Company or its subsidiaries and Affiliates for services as medical director or medical review committee membership and who has met the conditions and provisions for becoming a Physician as provided herein.

20.1.7. The term "Plan Year" shall mean a twelve (12) month period beginning on the first day of January and ending on the last day of December.

20.2. Membership in Physician Stock Purchase Plan.

20.2.1. Except as otherwise determined by the Committee, any Physician shall be eligible to participate in the Physician Stock Purchase Plan beginning when such person meets the definition of a Physician as set forth in Section 20.1.6.

20.2.2. Any Physician participating in the Plan shall be bound by the terms of this Physician Stock Purchase Plan and the other applicable provisions of the Plan, including any amendments hereto.

20.2.3. Each Physician who becomes eligible to participate shall be furnished a summary of the Physician Stock Purchase Plan and a Request for Participation form. If such Physician elects to participate hereunder, he/she shall complete such form and file it with the administrator at the center with which the Physician contracts.

20.3. Issuance of Stock Purchase Plan Rights.

20.3.1. The dollar amount that each Physician electing to participate may invest in the Plan is limited to $24,000 reduced by $2,000 for each month in the calendar year the Physician fails to submit his/her Participation Agreement to the administrator at the center with which Physician contracts. If a Physician chooses to exercise options granted under the Physician Stock Purchase Plan, such Physician must notify the Company of such exercise on or before January 15 following the end of the Plan Year. The Physician must pay for the shares acquired through the exercise of an option granted under this Physician Stock Purchase Plan by January 31 following the end of the Plan Year. The exercise price paid per share shall be the Issue Price The Physician is restricted from selling the shares so purchased for three years from the Exercise Date. This three year restriction from trading is to be printed on the face of the stock certificate. After the expiration of the restriction, the shares shall be fully tradable subject to applicable law.

20.3.2. In no event may a Physician:

(i) Receive an option or options granted under this Physician Stock Purchase Plan during a calendar year to purchase Common Stock having a Fair Market Value (determined at grant date) of more than $24,000;

(ii) Receive an option under this Physician Stock Purchase Plan if he/she beneficially owns, immediately after the option is granted, 5% or more of the total combined voting power or value of all outstanding common stock of the Company; or

(iii) Transfer or otherwise alienate any option granted to him/her under this Physician Stock Purchase Plan.

20.3.3. The certificates representing shares of Common Stock purchased through the exercise of the option granted under this Physician Stock Purchase Plan shall be issued as soon as practical after the date of such exercise.

20.3.4. Any Physician whose employment or contract with the Employer is terminated for any reason during the Plan Year shall cease to be a participating Physician immediately. Any options granted to such Physician shall be deemed null and void.

20.3.5. If a Physician shall die during a Plan Year, their participation in the Plan terminates.

20.3.6. If a Physician shall retire during a Plan Year, their participation in the Plan terminates.

SECTION 21. MISCELLANEOUS PROVISIONS OF THE PHYSICIAN STOCK PURCHASE PLAN.

21.1. Administration of Physician Stock Purchase Program. The Board or any person delegated such authority by the Board shall administer the Physician Stock Purchase Plan and keep records of individual Physician benefits. The Board shall administer the Physician Stock Purchase Program provided in Sections 20 and 21 as a non-statutory plan, which is not intended to satisfy the requirements of Section 423 of the Code. The Board shall interpret the Physician Stock Purchase Plan and shall determine all questions arising in the administration, interpretation and application of the Physician Stock Purchase Plan, and all such determinations by the Board shall be conclusive and binding on all persons.

21.2. Limitation of Benefit. Each Physician, former Physician, or any other person who shall claim the right or benefit under this Physician Stock Purchase Plan, shall be entitled only to look to the Company for such benefit.

21.3. Amendment of Physician Stock Purchase Program. The Board may at any time or from time to time, amend the Physician Stock Purchase Plan in any respect or terminate same. This Physician Stock Purchase Plan will be suspended in the event a "tender offer" is made to the shareholders of the Company. The Board's determination that such an offer has been made shall be conclusive. This Physician Stock Purchase Plan may thereafter be reactivated by Board action at any time.

21.4. Expenses. The Company will pay all expenses of administering this Physician Stock Purchase Plan that may arise in connection with this Physician Stock Purchase Plan.

21.5. Rules, Regulations and Procedures. Any rules, regulations, or procedures that may be necessary for the proper administration or functioning of this Physician Stock Purchase Plan that are not covered in this Physician Stock Purchase Plan shall be promulgated and adopted by the Board.

21.6. No Right to Employment/Contract. This Physician Stock Purchase Plan will not be deemed to constitute a contract between an Employer and any Physician or to be a consideration of an inducement for the employment of any Physician. Nothing contained in this Physician Stock Purchase Plan shall be deemed to give any Physician the right to be retained in the service of an Employer or to interfere with the right of an Employer to discharge any Physician at any time regardless of the effect which such discharge shall have upon him/her as a participating Physician in the Plan.

21.7. Indemnification. No liability whatever shall attach to or be incurred by any past, present or future shareholders, officers or directors, as such, of the Employer or its affiliates, under or by reason of any of the terms, conditions or agreements contained in this Physician Stock Purchase Plan or implied therefrom, and any and all liabilities of, and any and all rights and claims against the Employer or its affiliates, or any shareholder, officer or director as such, whether arising at common law or in equity or created by statute or constitution or otherwise, pertaining to this Physician Stock Purchase Plan, are hereby expressly waived and released by every Physician, as a part of the consideration for any benefits by the Employers under this Physician Stock Purchase Plan.

21.8. Approvals. The Company's obligation to sell and deliver shares under the Physician Stock Purchase Plan is at all times subject to all approvals of any governmental authorities required in connection with the authorization, issuance, sale or delivery of such securities.

SECTION 22. EFFECTIVE DATE OF THE PLAN. The Plan shall be effective as of the date it is approved by the Board of Directors; provided, however, that to the extent that (i) Options, Awards, or SARs are granted under the Plan or (ii)_ options are granted under the Employee Stock Purchase Plan or the Physician Stock Purchase Plan prior to its approval by the Company's shareholders, such Options, Awards, SARs, and Employee Stock Purchase Plan or Physician Stock Purchase Plan options shall be contingent on approval of the Plan by the Company's shareholders within twelve (12) months before or after the date the Plan is approved by the Board and consistent with the requirements for shareholder approval of matters requiring shareholder approval under the Company's organizational documents and under applicable corporate law. The Plan shall be unlimited in duration and, in the event of Plan termination, shall remain in effect as long as any Options, Awards, or SARs under it are outstanding; provided, however, that no Options, Awards, or SARs may be granted under the Plan after the ten-year anniversary of the date the Plan is approved by the Board of Directors.

SECTION 23. GENERAL PROVISIONS.

23.1. Interpretation. Any words herein used in the masculine shall read and be construed in the feminine where they would so apply. Words in the singular shall be read and construed as though in the plural in all cases where they would so apply.

23.2. Headings. Any heading or subheadings in this Plan are inserted for convenience of reference only and are to be ignored in the construction of any provisions hereof.

23.3. Governing Law. This Plan shall be construed in accordance with the laws of the State of Tennessee.

Appendix B

NATIONAL HEALTHCARE CORPORATION
2004 NON-QUALIFIED STOCK OPTION PLAN
- 500,000 SHARES -

TABLE OF CONTENTS
Section 1.	Purpose	1
Section 2.	Definitions	1
2.1.	"Affiliate"	1
2.2.	"Award"	1
2.3.	"Board of Directors" or "Board"	1
2.4.	"Code"	1
2.5.	"Committee"	1
2.6.	"Common Stock"	2
2.7.	"Employee"	2
2.8.	"Exchange Act"	2
2.9.	"Fair Market Value"	2
2.10.	"Non-Qualified Option"	3
2.11.	"Option"	3
2.12.	"Participant"	3
2.13.	"Subsidiary"	3
Section 3.	Eligibility	3
Section 4.	Common Stock Subject to the Plan	3
4.1.	Number	3
4.2.	Terminated/Reacquired Options	3
Section 5.	Administration of the Plan	3
5.1.	Committee	3
5.2.	Options	4
5.3.	Plan Interpretation	4
5.4.	Committee Interpretations Conclusive	4
5.5.	Committee Voting	4
5.6.	Committee Exculpation	5
5.7.	Granting of Options to Directors and Officers	5
Section 6.	Terms and Conditions of Options	5
6.1.	Non-Qualified Options	5
6.2.	Terms and Conditions Common to All Options	6
6.3.	Payment of Exercise Price	8
6.4.	Modification of Options	9
6.5.	Rights as a Shareholder	9
6.6.	Other Agreement Provisions	9
Section 7.	Adjustments	9
7.1.	Reorganization, Merger, Recapitalization, Etc	9
7.2.	Sale of Not Less Than 50% of Common Stock	10
7.3.	Acceleration of Vesting	10
7.4.	Limited Rights Upon Company's Restructure	10
7.5.	Effect of Options on Company's Capital and Business Structure	10
Section 8.	Effect of the Plan on Employment Relationship	10
Section 9.	Amendment of the Plan	11
Section 10.	Compliance with Rule 16b-3 and Code Section 422	11
Section 11.	Investment Purpose	11
Section 12.	Indemnification of Committee	11
Section 13.	Termination of the Plan	12
Section 14.	Application of Funds	12
Section 15.	No Obligation to Exercise Option	12
Section 16.	Effective Date of the Plan	12
Section 17.	General Provisions	12
17.1.	Interpretation	12
17.2.	Headings	13
17.3.	Governing Law	13

NATIONAL HEALTHCARE CORPORATION
2004 Non-Qualified Stock Option Plan

SECTION 1. PURPOSE. The purpose of the National HealthCare Corporation 2004 Non-Qualified Stock Option Plan (the "Plan") is to promote the interests of National HealthCare Corporation, a Delaware corporation (the "Company"), and its shareholders by providing an opportunity to selected employees to purchase Common Stock of the Company. By encouraging such stock ownership, the Company seeks to attract, retain and motivate such employees and persons and to encourage such employees and persons to devote their best efforts to the business and financial success of the Company. It is intended that this purpose will be effected by the granting of "non-qualified stock options" to acquire the Common Stock of the Company. The Plan is not subject to the provisions of the Employee Retirement Income Security Act of 1974 ("ERISA").

SECTION 2. DEFINITIONS. For purposes of the Plan, the following terms used herein shall have the following meanings, unless a different meaning is clearly required by the context.

2.1. "Affiliate". shall mean, with respect to any person (i) any person directly or indirectly controlling, controlled by, or under common control with such person (ii) any officer, director, general partner, member or trustee of such person, and (iii) any person who is an officer, director, general partner, member or trustee of any person described in clauses (i) or (ii) of this sentence. For purposes of this definition, the terms "controlling," "controlled by," or "under common control with" shall mean the possession, direct or indirect, of the power to direct or cause the direction of the management and policies of a Person or entity, whether through the ownership of voting securities, by contract or otherwise, or the power to elect at least 50% of the directors, managers, general partners, or persons exercising similar authority with respect to such person or entities.

2.2. "Award" shall mean a stock option granted pursuant to the Plan.

2.3. "Board of Directors" or "Board" shall mean the Board of Directors of the Company.

2.4. "Code" shall mean the Internal Revenue Code of 1986, as amended.

2.5. "Committee" shall mean the Compensation Committee of the Board of Directors or such other committee as the Board of Directors shall appoint from time to time to administer the Plan; provided, that the Committee shall at all times consist of two or more persons, each of whom shall be a member of the Board of Directors. To the extent required for transactions under the Plan to qualify for the exemptions available under Rule 16b-3 promulgated under the Exchange Act, members of the Committee (or any subcommittee thereof) shall be "non-employee directors" within the meaning of said Rule 16b-3. To the extent required for compensation realized from Options under the Plan to be deductible by the Company pursuant to Section 162(m) of the Code, members of the Committee (or any subcommittee thereof) shall be "outside directors" within the meaning of such section.

2.6. "Common Stock" shall mean the common stock, $0.01 par value, of the Company.

2.7. "Employee" shall mean any person employed by or performing services, whether as an employee, officer or director for the Company, any Subsidiary, division or Affiliate of the Company, or National Health Corporation, a Tennessee corporation, ("National").

2.8. "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended.

2.9. "Fair Market Value" shall mean the fair market value of a share of Common Stock as of any date, determined by applying the following rules:

2.9.1. If the principal market for the Common Stock is a national securities exchange or the Nasdaq stock market, then the fair market value as of that date shall be the reported closing price of the Common Stock on that date on the principal exchange or market on which the Common Stock is then listed or admitted to trading.

2.9.2. If sale prices are not available or if the principal market for the Common Stock is not a national securities exchange and the Common Stock is not quoted on the Nasdaq stock market, the fair market value of the Common Stock shall be the reported closing price for the Common Stock on such day as reported on the Nasdaq OTC Bulletin Board Service or by the National Quotation Bureau, Incorporated or a comparable service.

2.9.3. If the day is not a business day, and as a result, Paragraphs (a) and (b) next above are inapplicable, the fair market value of the Common Stock shall be determined as of the next earlier business day.

2.9.4. If Paragraphs (a), (b), and (c) next above are otherwise inapplicable, then the fair market value of the Common Stock shall be determined in good faith by the Committee.

2.10. "Non-Qualified Option" shall mean an option to purchase Common Stock granted to an Employee pursuant to the Plan that is not an "incentive stock option," with respect to which Code section 421 does not apply, and that shall not constitute nor be treated as an ISO.

2.11. "Option" shall mean any Non-Qualified Option granted to an Employee pursuant to this Plan.

2.12. "Participant" shall mean an Employee to whom an Option has been granted pursuant to this Plan.

2.13. "Subsidiary" shall have the meaning set forth for "subsidiary corporation" in section 424(f) of the Code.

SECTION 3. ELIGIBILITY. Options may be granted to any Employee. The Committee shall have the sole authority to select the persons to whom Options are to be granted hereunder. No person shall have any right to participate in the Plan. Any person selected by the Committee for participation during any one period shall not by virtue of such participation have the right to be selected as a Participant for any other period. Any Participant may hold at any time more than one (1) Option, but only upon such terms as provided hereunder and any agreement evidencing such Options.

SECTION 4. COMMON STOCK SUBJECT TO THE PLAN.

4.1. Number. Subject to section 7.1, the maximum number of shares of Common Stock that may be delivered to Participants shall be equal to the sum of Five Hundred Thousand (500,000) shares of Common Stock.

4.2. Terminated/Reacquired Options. The shares of Common Stock that may be delivered to Participants may be either authorized and unissued shares or shares reacquired at any time and now or hereafter held as treasury stock as the Committee may determine. In the event any outstanding Option expires or is terminated for any reason, the shares allocable to the unexercised portion of such Option or not issued pursuant to such expired or terminated Award shall again become available for issuance pursuant to the Plan. If any shares of Common Stock issued pursuant to the Plan shall have been repurchased or reacquired by the Company, then such shares shall again become available for issuance pursuant to the Plan.

SECTION 5. ADMINISTRATION OF THE PLAN.

5.1. Committee. The Plan shall be administered by the Board or, as directed specifically otherwise herein, by the Committee.

5.2. Options. The Committee shall have the sole authority and discretion under the Plan (i) to select the Employees who are to be granted Options hereunder; (ii) to establish the number of shares of Common Stock that may be issued upon the exercise of each Option; (iii) to determine the time and the conditions subject to which Options may be exercised in whole or in part; (iv) to determine the form of the consideration that may be used to purchase shares of Common Stock upon exercise of any Option (including the circumstances under which the Company's issued and outstanding shares of Common Stock may be used by a Participant to exercise an Option); (v) to impose restrictions and/or conditions with respect to shares of Common Stock acquired upon exercise of an Option; (vi) to determine the circumstances under which shares of Common Stock acquired upon exercise of any Option may be subject to repurchase by the Company; (vii) to determine the circumstances and conditions subject to which shares acquired upon exercise of an Option may be sold or otherwise transferred, including, without limitation, the circumstances and conditions subject to which a proposed sale of shares of Common Stock acquired upon exercise of an Option may be subject to the Company's right of first refusal (as well as the terms and conditions of any such right of first refusal); (viii) to establish vesting provisions for any Option relating to the time (or the circumstance) when the Option may be exercised by a Participant, including vesting provisions that may be contingent upon the Company meeting specified financial goals; (ix) to accelerate the time when outstanding Options may be exercised; and (x) to establish any other terms, restrictions and/or conditions applicable to any Option not inconsistent with the provisions of the Plan.

5.3. Plan Interpretation. The Committee shall be authorized to interpret the Plan and any Option granted hereunder and may, from time to time, adopt such rules and regulations, not inconsistent with the provisions of the Plan, as it may deem advisable to carry out the purpose of the Plan.

5.4. Committee Interpretations Conclusive. The interpretation and construction by the Committee of any provision of the Plan, any Option granted hereunder or any agreement evidencing any such Option shall be final and conclusive upon all parties, except as may otherwise be determined by the Board of Directors.

5.5. Committee Voting. Subject to section 5.7 hereof, directors of the Company (or members of the Committee) who are either eligible to receive Options hereunder, or to whom Options have been granted hereunder, may vote on any matter affecting the administration of the Plan or the granting of Options under the Plan; provided, however, that no director (or member of the Committee) shall vote upon the granting of an Option to himself, but any such director (or Committee member) may be counted in determining the existence of a quorum at any meeting of the Board of Directors (or the Committee) at which the Plan is administered or action is taken with respect to the granting of any Option.

5.6. Committee Exculpation. All expenses and liabilities incurred by the Committee in the administration of the Plan shall be borne by the Company. The Committee may employ attorneys, consultants, accountants or other persons in connection with the administration of the Plan. The Company, and its officers and directors, shall be entitled to rely upon the advice, opinions or valuations of any such persons. No member of the Committee or Board of Directors shall be liable for any action, determination or interpretation taken or made in good faith with respect to the Plan or any Option granted hereunder.

5.7. Granting of Options to Directors and Officers. Administrative discretion regarding the selection of any Employee of the Company to whom Options may be granted pursuant to this Plan, or the determination of the number of shares of Common Stock that may be allocated to such Options and the terms thereof, shall be exercised in the following manner: (i) approval in advance by the full Board of Directors; or (ii) approval in advance by a committee that is composed solely of two or more "Non-Employee Directors," as such term is defined under Rule 16b-3 ("Rule 16b-3") promulgated under the Securities Exchange Act of 1934; or (iii) approval in advance by a majority of the Company's shareholders in accordance with Rule 16b-3; or (iv) ratification by a majority of the Company's shareholders no later than the next annual shareholder meeting; or (v) the officer, employee or director retains the issuer equity securities for a period of six (6) months following their acquisition in accordance with Rule 16b-3.

SECTION 6. TERMS AND CONDITIONS OF OPTIONS.

6.1. Non-Qualified Options. The terms and conditions of each Non-Qualified Option granted under the Plan shall be specified by the Committee, in its sole discretion, shall be set forth in a written option agreement between the Company and the Participant in such form as the Committee shall approve, and shall be clearly identified therein as a Non-Qualified Option. The terms and conditions of each Non-Qualified Option shall be such that each Non-Qualified Option granted hereunder shall not constitute or be treated as an "incentive stock option," as such phrase is defined in section 422 of the Code, and will be a "non-qualified stock option" for Federal income tax purposes to which Code section 421 does not apply. The terms and conditions of any Non-Qualified Option granted hereunder need not be identical to those of any other Non-Qualified Option granted hereunder. Notwithstanding the above, the terms and conditions of each Non-Qualified Option shall include the following:

6.1.1. The option price shall be as determined by the Committee, but, unless otherwise specifically determined by the Committee, shall not be less than one hundred percent (100%) of the Fair Market Value, as determined in good faith by the Committee, of the shares of Common Stock subject to the Non-Qualified Option on the date such Non-Qualified Option is granted, nor less than the par value of such shares.

6.1.2. The Committee shall fix the term of all Non-Qualified Options granted pursuant to the Plan (including the date on which such Non-Qualified Option shall expire and terminate). Such term may be more than ten (10) years from the date on which such Non-Qualified Option is granted. Each Non-Qualified Option shall be exercisable in such amount or amounts, under such conditions, and at such times or intervals or in such installments as shall be determined by the Committee in its sole discretion and as set forth in the agreement evidencing such Non-Qualified Stock Option.

6.1.3. In the event the Company or a Subsidiary thereof is required to withhold any Federal, state or local taxes in respect of any compensation income realized by the Participant in respect of a Non-Qualified Option granted hereunder or in respect of any shares of Common Stock acquired upon exercise of a Non-Qualified Option, the Company or a Subsidiary thereof shall deduct from any payments of any kind otherwise due to such Participant the aggregate amount of such Federal, state or local taxes required to be so withheld or, if such payments are insufficient to satisfy such Federal, state or local taxes, or if no such payments are due or to become due to such Participant, then such Participant shall be required to pay to the Company, or make other arrangements satisfactory to the Company regarding payment to the Company of, the aggregate amount of any such taxes. All matters with respect to the total amount of taxes to be withheld in respect of any such compensation income shall be determined by the Committee in its sole discretion.

6.2. Terms and Conditions Common to All Options. All Options granted under the Plan shall include the following provisions:

6.2.1. All Options, by their terms, shall not be transferable otherwise than by last will and testament or the laws of descent and distribution; provided, however, Non-Qualified Options may also be transferable to members of the Participant's immediate family (or to one or more trusts for the benefit of such family members or to partnerships or limited liability companies in which such family members or trusts are the only partners or members or to IRS qualified educational, charitable or religious foundations or institutions), if (i) the option agreement with respect to which such Option relates expressly so provides, and (ii) the Participant does not receive any consideration for the transfer. Any Option held by any such transferees would continue to be subject to the same terms and conditions that are applicable to such Options immediately prior to their transfer.

6.2.2. Each Option shall state the number of shares to which it pertains and the requirements and vesting schedule thereof, if any.

6.2.3. Except as otherwise provided in section 6.2.4 (relating to permanent and total disability), 6.2.5 (relating to death), and 6.2.6 (relating to "cause"), in the event a Participant shall cease to be employed by the Company or a Subsidiary of the Company on a full-time basis for any reason, the unexercised portion of any Option held by such Participant at that time shall lapse when Participant ceased to be so employed.

6.2.4. In the event a Participant shall cease to be employed by the Company or any Subsidiary of the Company on a full-time basis by reason of his "permanent and total disability" (within the meaning of section 22(e)(3) of the Code), the unexercised portion of any Option held by such Participant at that time may only be exercised within 180 days after the date on which the Participant ceased to be so employed, and only to the extent that the Participant could have otherwise exercised such Option as of the date on which he ceased to be so employed; provided that in no event may such Option be exercised beyond the expiration of the term of the Option.

6.2.5. In the event a Participant shall die while in the full-time employ of the Company or a Subsidiary of the Company, the unexercised portion of any Option held by such Participant at the time of his death may only be exercised within 180 days after the date of such Participant's death, and only to the extent that the Participant could have otherwise exercised such Option at the time of his death. In such event, such Option may be exercised by the executor or administrator of the Participant's estate or by any person or persons who shall have acquired the Option directly from the Participant by last will and testament or the applicable laws of descent and distribution or by transfers permitted in Section 6.2.1 with respect to Non-Qualified Options.

6.2.6. In the event a Participant is terminated from employment with the Company for "cause," such Participant's right to exercise any Option granted hereunder, whether vested or non-vested, shall terminate upon notice of discharge. For purposes of this paragraph, "cause" shall mean final conviction of a felony, adjudication of bankruptcy, nonacceptance of office or conduct prejudicial to the interests of the Company.

6.2.7. If a Participant shall cease to be employed by the Company or serve as a director of the Company or any Subsidiary of the Company for any reason, the Company, at its discretion, may elect to repurchase from the Participant or his legal representative any and all Common Stock received by such Participant upon exercise of any Options as of the date of termination for a price per share equal to the exercise price of such Options. The Company's right to repurchase the Common Stock shall continue for a period of six (6) years from the date of grant of such Option. The payment for shares of Common Stock repurchased by the Company pursuant hereto shall be made, in cash or by check, at the address of the Participant as set forth in the stock records of the Company, or at such other location as the parties to the repurchase may mutually agree. Upon payment by the Company in compliance with the provisions of this section 6.2.7, the Participant or his legal representative shall deliver to the Company for cancellation the certificate(s) evidencing the Common Stock repurchased by the Company. The failure of the Participant or legal representative to so deliver the certificate(s) shall not impinge the validity of the Company's repurchase.

6.2.8. Notwithstanding anything in the Plan to the contrary, the Committee may grant Non-Qualified Options to Employees, as such term is defined in Section 2.7 hereof with respect to Non-Qualified Options, that do not include the provisions of Section 6.2.3 through 6.2.7, or that include modified versions thereof, provided the agreement evidencing such Non-Qualified Options reflects such deletions or modifications.

6.3. Payment of Exercise Price. The payment of the exercise price of an Option granted under this Plan shall be subject to the following:

6.3.1. Subject to the following provisions of this Section 6.3, the full exercise price for shares of Common Stock purchased upon the exercise of any Option shall be paid at the time of such exercise (except that, in the case of an exercise arrangement approved by the Committee and described in Paragraph 6.6.3, payment may be made as soon as practicable after the exercise).

6.3.2. The exercise price shall be payable in cash or by tendering, by either actual delivery of shares or by attestation, shares of Common Stock acceptable to the Committee, and valued at Fair Market Value as of the day of exercise, or in any combination thereof, as determined by the Committee; provided, unless otherwise determined by the Committee, no shares may be tendered pursuant to this paragraph unless such shares have been held by the Participant for six (6) months or more.

6.3.3. The Committee may permit a Participant to elect to pay the exercise price upon the exercise of an Option by irrevocably authorizing a third party to sell shares of Common Stock (or a sufficient portion of the shares) acquired upon exercise of the Option and remit to the Company a sufficient portion of the sale proceeds to pay the entire Exercise Price and any tax withholding resulting from such exercise.

6.4. Modification of Options. Subject to the terms and conditions and within the limitations of the Plan, the Committee, in its discretion, may modify outstanding Options granted under the Plan; provided, however, that no modification of an Option shall, without the consent of the holder thereof, or, except as otherwise set forth herein, alter or impair any rights or obligations under any Option theretofore granted under the Plan. The Committee, in its discretion, may provide in the applicable option agreement that the option may be exercised in whole or in part prior to vesting and prior to its expiration; provided the shares so exercised shall be held by the Company until vesting occurs or are canceled and the purchase price refunded if employment and board membership terminates prior to vesting.

6.5. Rights as a Shareholder. Any Participant or transferee of an Option granted hereunder shall have no rights as a shareholder of the Company with respect to any shares of Common Stock to which such Option relates until the date of the issuance of a stock certificate to him for such shares. No adjustment shall be made for dividends (ordinary or extraordinary, whether in cash, securities or other property) or distributions or other rights for which the record date is prior to the date such stock certificate is issued, except as otherwise required by section 7 hereof.

6.6. Other Agreement Provisions. The agreements evidencing Options authorized under the Plan shall contain such other provisions, including, without limitation, restrictions upon the exercise of Options, as the Committee shall deem advisable.

SECTION 7. ADJUSTMENTS.

7.1. Reorganization, Merger, Recapitalization, Etc. Subject to any required action by the Company's shareholders, in the event that, after the adoption of the Plan by the Board of Directors, the outstanding shares of the Company's Common Stock shall be increased or decreased or changed into or exchanged for a different number or kind of shares of stock or other securities of the Company or of another corporation through reorganization, merger or consolidation, recapitalization, reclassification, stock split, split-up, combination or exchange of shares or declaration of any dividends payable in Common Stock or in any other manner effected without the receipt of consideration by the Company, the Committee shall appropriately adjust (i) the number of shares of Common Stock (and the option price per share) subject to the unexercised portion of any outstanding Option (to the nearest possible full share).

7.2. Sale of Not Less Than 50% of Common Stock. Notwithstanding section 7.1, upon the closing of any offer to holders of not less than fifty percent (50%) of the Company's Common Stock relating to the acquisition of their shares in a single transaction or related series of transactions, including, without limitation, through purchase, merger or otherwise, or any transaction relating to the acquisition of substantially all of the assets or business of the Company, the Committee may make such adjustment as it deems equitable in respect of outstanding Options including, without limitation, the revision or cancellation of any outstanding Options; provided, that, to the extent any such Options shall be vested, such cancellation or revision shall be based upon the difference between the acquisition value for the Company's Common Stock and the exercise price of such Options. Any such equitable determination by the Committee shall be effective and binding for all purposes of this Plan and any agreement hereunder.

7.3. Acceleration of Vesting. A dissolution or liquidation of the Company or a merger, consolidation or acquisition in which the Company is not the surviving corporation shall cause the vesting date of each outstanding Option to accelerate and be exercisable within sixty (60) days prior to such occurrence in whole or in part.

7.4. Limited Rights Upon Company's Restructure. Except as herein before expressly provided in this section 7, a holder of an Option shall have no rights by reason of any subdivision or consolidation of shares of stock of any class or the payment of any stock dividend or any other increase or decrease in the number of shares of stock of any class or by reason of any dissolution, liquidation, merger, or consolidation, or spin-off of assets or stock of another corporation, and any issue by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall not affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares of Common Stock subject to an Option granted hereunder.

7.5. Effect of Options on Company's Capital and Business Structure. The grant of an Option pursuant to the Plan shall not affect in any way the right or power of the Company to make adjustments, reclassifications, reorganizations or changes of its capital or business structure or to merge or to consolidate or to dissolve, liquidate or sell, or transfer all or any part of its business or assets.

SECTION 8. EFFECT OF THE PLAN ON EMPLOYMENT RELATIONSHIP. Neither the Plan nor any Option granted hereunder to an Employee shall be construed as conferring upon such Participant any right to continue in the employ of the Company or the service of the Company or any Subsidiary, as the case may be, or limit in any respect the right of the Company or any Subsidiary to terminate such Participant's employment or other relationship with the Company or any Subsidiary, as the case may be, at any time.

SECTION 9. AMENDMENT OF THE PLAN. The Board of Directors may, as permitted by law, amend the Plan from time to time as it deems desirable; provided, however, that, without the approval of the holders of a majority of the outstanding Common Stock of the Company entitled to vote thereon at a shareholders' meeting, the Board of Directors may not amend the Plan to (i) increase (except for increases due to adjustments in accordance with Section 7 hereof) the aggregate number of shares of Common Stock which may be issued under the Plan, (ii) increase the benefits accruing to a Participant under this Plan, or (iii) change the class of Employees eligible to receive Options under the Plan. Notwithstanding any other provision of the Plan, shareholder approval of amendments to the Plan need not be obtained if such approval is not required under Rule 16b-3 (to the extent applicable to the Company) as of the effective date of such amendments.

SECTION 10. COMPLIANCE WITH RULE 16B-3 AND CODE SECTION 422. The Company shall use its best efforts to maintain the Plan, and to assure the Options are granted and exercised under the Plan, in accordance with Rule 16b-3 (to the extent Rule 16b-3 could be applicable to any transaction in securities arising in connection with the Plan), and any and all successor statutes and regulations thereof, including without limitation, the seeking of any appropriate amendments to the Plan and all requisite approvals and consents of such amendments; provided, however, that except as otherwise set forth in the Plan, the Company shall take no action that adversely affects Options then outstanding under the Plan without the prior written consent of the holders of such Options.

SECTION 11. INVESTMENT PURPOSE. Each Option under the Plan shall be granted on the condition that the purchases of stock thereunder shall be for investment purposes, and not with a view to resale or distribution, except that in the event the stock subject to such Option is registered under the Securities Act of 1933, as amended, or in the event a resale of such stock without such registration would otherwise be permissible under applicable laws, rules and regulations. Such condition shall be inoperative if, in the opinion of counsel for the Company, such condition is not required under the Securities Act of 1933 or any other applicable law, regulation, or rule of any governmental agency.

SECTION 12. INDEMNIFICATION OF COMMITTEE. In addition to such other rights of indemnification as they may have as directors or as members of the Committee, the members of the Committee shall be indemnified by the Company against the reasonable expenses, including attorneys' fees actually and necessarily incurred in connection with the defense of any action, suit or proceeding, or in connection with any appeal therein, to which they or any of them may be a party by reason of any action taken or failure to act under or in connection with the Plan or any Option granted hereunder, and against all amounts paid by them in settlement thereof (provided such settlement is approved by independent legal counsel selected by the Company) or paid by them in satisfaction of a judgment in any such action, suit or proceeding, except in relation to matters as to which it shall be adjudged in such action, suit or proceeding that such Committee member is liable for negligence or misconduct in the performance of his duties; provided that within sixty (60) days after institution of any such action, suit or proceeding, a Committee member shall in writing offer the Company the opportunity, at its expense, to handle and defend the same.

SECTION 13. TERMINATION OF THE PLAN. The Board of Directors may terminate the Plan at any time. No Option may be granted hereunder after termination of the Plan. The termination or amendment of the Plan shall not alter or impair any rights or obligations under any Option theretofore granted under the Plan.

SECTION 14. APPLICATION OF FUNDS. The proceeds received by the Company from the sale of Common Stock pursuant to Options granted hereunder shall be used for general corporate purposes.

SECTION 15. NO OBLIGATION TO EXERCISE OPTION. The granting of an Option hereunder shall impose no obligation upon the Participant to exercise such Option.

SECTION 16. EFFECTIVE DATE OF THE PLAN. The Plan shall be effective as of the date it is approved by the Board of Directors; provided, however, that to the extent that Options are granted under the Plan prior to its approval by the Company's shareholders, such Options shall be contingent on approval of the Plan by the Company's shareholders and consistent with the requirements for shareholder approval of matters requiring shareholder approval under the Company's organizational documents and under applicable corporate law. The Plan shall be unlimited in duration and, in the event of Plan termination, shall remain in effect as long as any Options under it are outstanding; provided, however, that no Options may be granted under the Plan after the ten-year anniversary of the date the Plan is approved by the Board of Directors.

SECTION 17. GENERAL PROVISIONS.

17.1. Interpretation. Any words herein used in the masculine shall read and be construed in the feminine where they would so apply. Words in the singular shall be read and construed as though in the plural in all cases where they would so apply.

17.2. Headings. Any heading or subheadings in this Plan are inserted for convenience of reference only and are to be ignored in the construction of any provisions hereof.

17.3. Governing Law. This Plan shall be construed in accordance with the laws of the State of Tennessee.

NATIONAL HEALTHCARE CORPORATION
COMPARISON OF CUMULATIVE TOTAL RETURN
	1999	2000	2001	2002	2003	2004
NHC	100.0	142.9	292.8	333.3	379.0	680.7
S&P 500	100.0	90.9	80.1	62.4	80.3	89.0
NHC Peer Group	100.0	246.8	153.7	91.2	170.9	804.6

Assumes $100 inv. 12/31/99 in NHC, S&P 500 and NHC Peer Group (HCR, BEV, AVCA)

PROXY

NATIONAL HEALTHCARE CORPORATION
100 Vine Street, Murfreesboro, Tennessee 37130
This Proxy is Solicited on Behalf of the Board of Directors.

The undersigned hereby appoints Robert G. Adams and/or Richard F. LaRoche, Jr. as Proxies, each of them with power of substitution, to represent and vote on behalf of the undersigned all of the shares of National HealthCare Corporation, which the undersigned is entitled to vote at the Annual Meeting of Shareholders to be held at the Center for the Arts, 110 West College Street, Murfreesboro, Tennessee, on Tuesday, May 3, 2005, at 4:00 p.m. Central Daylight Time and at any continuances thereof, hereby revoking all proxies heretofore given with respect to such stock, upon the following proposals more fully described in the notice of and proxy statement for the meeting (receipt whereof is hereby acknowledged).

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR PROPOSALS I, II, III & IV.

I. ELECTION OF	For nominees listed below:	___ For All
DIRECTORS	W. Andrew Adams
___ Withhold All
Ernest G. Burgess, III
___ For All Except
Emil E. Hassan
To withhold authority to vote, mark "For All Except"
and write the nominee's name on the line below.
_________________________________

II. PROPOSAL TO RATIFY THE IMPLEMENTATION OF THE 2005 STOCK OPTION PLAN
____ FOR	____ AGAINST	____ ABSTAIN

III. PROPOSAL TO RATIFY THE IMPLEMENTATION OF THE 2004 STOCK OPTION PLAN
____ FOR	____ AGAINST	____ ABSTAIN

IV. PROPOSAL TO RATIFY THE AUDIT COMMITTEE'S SELECTION OF BDO SEIDMAN, LLP AS
INDEPENDENT AUDITOR
____ FOR	____ AGAINST	____ ABSTAIN

In their discretion, the Proxies are authorized to vote upon such other matters as may properly come before the meeting.

******

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSALS I, II, III & IV.

Please sign exactly as name appears below. When shares are held by joint tenants, both should sign. When signing as attorney, as executor, administrator, trustee or guardian, please give full name as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.

Dated: __________________________

_________________________________________

Signature

_________________________________________

Signature, if held jointly

PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD IN THE ENCLOSED ENVELOPE.